    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 28, 2001
                                                   REGISTRATION NOS.:  33-44782
                                                                       811-6515
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933              [X]
                           PRE-EFFECTIVE AMENDMENT NO.                [ ]
                         POST-EFFECTIVE AMENDMENT NO. 13              [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                        [X]
                                AMENDMENT NO. 14                      [X]

                              ---------------------

                     MORGAN STANLEY DIVERSIFIED INCOME TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
       FORMERLY NAMED MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                          JERSEY CITY, NEW JERSEY 07311
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              ---------------------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              ---------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective.

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                     immediately upon filing pursuant to paragraph (b)
               -----

                 X   on December 31, 2001 pursuant to paragraph (b)
               -----

                     60 days after filing pursuant to paragraph (a)
               -----

                     on (date) pursuant to paragraph (a) of rule 485.
               -----

                              ---------------------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[MORGAN STANLEY LOGO]


MORGAN STANLEY DIVERSIFIED INCOME TRUST


A mutual fund whose primary investment objective is a high level of current income; as a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective



[GRAPHIC OMITTED]




                                                  Prospectus | December 31, 2001

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents



The Fund                    INVESTMENT OBJECTIVES .............................1

                            PRINCIPAL INVESTMENT STRATEGIES ...................1

                            PRINCIPAL RISKS ...................................3

                            PAST PERFORMANCE ..................................6

                            FEES AND EXPENSES .................................7

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ........8

                            ADDITIONAL RISK INFORMATION .......................9

                            FUND MANAGEMENT ..................................10


Shareholder Information     PRICING FUND SHARES ..............................11

                            HOW TO BUY SHARES ................................11

                            HOW TO EXCHANGE SHARES ...........................13

                            HOW TO SELL SHARES ...............................14

                            DISTRIBUTIONS ....................................16

                            TAX CONSEQUENCES .................................17

                            SHARE CLASS ARRANGEMENTS .........................18


Financial Highlights         .................................................26


Morgan Stanley Funds         ................................. INSIDE BACK COVER



         THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
           PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE FUND


[GRAPHIC OMITTED]

INVESTMENT OBJECTIVES
---------------------

Morgan Stanley Diversified Income Trust seeks a high level of current income as its primary investment objective. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.



[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)


The Fund will normally invest at least 80% of its assets in a diversified portfolio of fixed-income securities. The Fund's "Investment Manager,"
Morgan Stanley Investment Advisors Inc., attempts to equally allocate approximately one-third of the Fund's assets among three separate groups or market segments of fixed-income securities. The Investment Manager will adjust the Fund's assets not less than quarterly to reflect any changes in the relative values of the securities in each group so that following the adjustment the value of the investments in each group will be equal to the extent practicable. The Investment Manager diversifies investments among the groups in an effort to reduce overall portfolio risk -- a general downturn in one group may be offset by a rise in another.

The three groups of Fund investments include: (1) global securities; (2) mortgage-backed securities and U.S. government securities; and (3) high yield securities.


(1) Global Securities. The securities in the first group include:


 o Fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, all of which are rated in one of the four highest bond rating categories by either Standard & Poor's ("S&P") or Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of equivalent quality;


 o Certificates of deposit and bankers' acceptances (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

 o Commercial paper rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.


The Investment Manager will actively manage the Fund's assets in this group in accordance with a global market strategy which may also include entering into forward foreign currency exchange contracts. Consistent with this strategy, the Investment Manager intends to allocate the Fund's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities.

(2) Mortgage-Backed Securities and U.S. Government Securities. The securities in the second group include:


 o Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager; the mortgage-backed securities in which the Fund may invest include mortgage pass-through securities and collateralized mortgage obligations (CMOs);


 o U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and


 o U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity (without restrictions as to remaining maturity at time of purchase).


(3) High Yield Securities. The securities in the third group include high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments, commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Fund does not have any minimum quality rating standard for this group of investments. Thus, the Fund may invest in fixed-income securities that may already be in default on payment of interest or principal.

                                     * * *

Fixed-income securities are debt securities and can take the form of bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.

In addition to the three groups of fixed-income securities, the Fund may also invest in options and futures, forward currency contracts, and common stock and warrants.

In pursuing the Fund's investment objectives, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------

There is no assurance that the Fund will achieve its investment objectives. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


 HOW INTEREST RATES AFFECT BOND PRICES
----------------------------------------------------------------------------
                        PRICE PER $1,000 OF A BOND IF INTEREST RATES:
                  ----------------------------------------------------------
                                     INCREASE                DECREASE
----------------------------------------------------------------------------
BOND MATURITY       COUPON         1%          2%          1%          2%
----------------------------------------------------------------------------
 1 Year            N/A          $1,000      $1,000      $1,000      $1,000
----------------------------------------------------------------------------
 5 Years          5.75%         $  992      $  959      $1,063      $1,101
----------------------------------------------------------------------------
 10 Years         5.75%         $  976      $  913      $1,118      $1,120
----------------------------------------------------------------------------
 30 Years         6.25%         $  973      $  858      $1,287      $1,502
----------------------------------------------------------------------------


Coupons reflect yields on Treasury securities as of December 31, 2000. The table is not representative of price changes for mortgage-backed or asset-backed securities principally because of prepayment risk, and it is not representative of high yield securities. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley mutual fund.


The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.


Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted and redemption proceeds are paid in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to political and economic developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets, and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.



Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.


Mortgage-Backed Securities. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.


Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.



Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.


High Yield Securities. The Fund's investments in high yield securities, commonly known as "junk bonds," pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.


Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its options and futures, forward currency contracts, common stock, warrants and convertible securities investments. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 8 calendar years.
(endsidebar)


[GARPHIC OMITTED]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
YEARS       1993     1994     1995     1996    1997     1998    1999     2000
PERCENTAGE  9.63%   (1.31)%  12.71%    8.36%   6.04%    2.48%  (2.78)%  (8.68)%


The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of September 30, 2001 was -5.54%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 4.34% (quarter ended March 31, 1993) and the lowest return for a calendar quarter was -4.02% (quarter ended December 31, 2000).

(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(endsidebar)

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

--------------------------------------------------------------------------------
                                                                LIFE OF THE FUND
                                   PAST 1 YEAR   PAST 5 YEARS    (SINCE 4/9/92)
--------------------------------------------------------------------------------
  Class A(1)                         -12.15%          --             --
--------------------------------------------------------------------------------
  Class B                            -12.88%         0.62%          3.39%
--------------------------------------------------------------------------------
  Class C(1)                         -9.51%           --             --
--------------------------------------------------------------------------------
  Class D(1)                         -7.89%           --             --
--------------------------------------------------------------------------------
  Lehman Brothers Intermediate
--------------------------------------------------------------------------------
  U.S. Government/Credit Index(2)    10.12%          6.11%          6.84%(3)
--------------------------------------------------------------------------------


(1) Classes A, C and D commenced operations on July 28, 1997.

(2) The Lehman Brothers Intermediate U.S. Government/Credit Index (formerly Lehman Brothers Intermediate Government/Corporate Index) tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Y ankee bonds with maturities of 1 to 10 years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) For the period April 30, 1992 to December 31, 2000.

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES
SHAREHOLDER FEES
These fees are paid directly from your investment.
(endsidebar)


(sidebar)
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended October 31, 2001.
(endsidebar)

                                                     CLASS A       CLASS B       CLASS C      CLASS D
------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)      4.25%(1)      None          None         None
------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)            None(2)       5.00%(3)      1.00%(4)     None
------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------
  Management fee                                     0.40%         0.40%         0.40%        0.40%
------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees              0.20%         0.85%         0.79%        None
------------------------------------------------------------------------------------------------------
  Other expenses                                     0.18%         0.18%         0.18%        0.18%
------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses               0.78%         1.43%         1.37%        0.58%
------------------------------------------------------------------------------------------------------


(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell (redeem) your shares at the end of each period.


                        IF YOU SOLD YOUR SHARES                        IF YOU HELD YOUR SHARES
----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------   --------------------------------------------
 Class A       $501        $664        $840       $1,350       $501        $664        $840      $1,350
----------------------------------------------------------   --------------------------------------------
 Class B       $646        $752        $982       $1,713       $146        $452        $782      $1,713
----------------------------------------------------------   --------------------------------------------
 Class C       $239        $434        $750       $1,646       $139        $434        $750      $1,646
----------------------------------------------------------   --------------------------------------------
 Class D       $ 59        $186        $324       $  726       $ 59        $186        $324      $  726
----------------------------------------------------------   --------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.



[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.

Mortgage-Backed Securities. One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.


The Fund may invest in mortgage pass-through securities that are issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. These securities are either direct obligations of the U.S. government, or the issuing agency/instrumentality has the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.

Private mortgage pass-through securities also can be Fund investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.


Options and Futures. The Fund may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

Forward Currency Contracts. The Fund's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated. The Fund also may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated. The Fund may engage in "anticipatory" hedging transactions in which it purchases a specific amount of a foreign currency in order to lock in the current exchange rate of a currency in which a security that the Fund intends to purchase in the future is denominated. The Fund may close out the anticipatory hedge without purchasing the security.

Common Stock and Warrants. The Fund may invest up to 20% of its assets in common stocks. The Fund may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities or included in a unit with fixed-income securities or acquired upon conversions of fixed-income securities.

Convertible Securities. The Fund may invest in convertible securities which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Defensive Investing. The Fund may take temporary "defensive" positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objectives.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Other than percentage limits relating to illiquid securities, subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.



[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------

This section provides additional information relating to the principal risks of investing in the Fund.

Options and Futures. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

Forward Currency Contracts. Participation in forward currency contracts also involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and may involve a significant risk.

Common Stocks and Warrants. The Fund's investment in common stocks and warrants involve risks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Fund's convertible securities investments, these investments may be speculative in nature.



[GRAPHIC OMITTED]

FUND MANAGEMENT
-------------------------

(sidebar)
MORGAN STANLEY
INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $135 billion in assets under management as of November 30, 2001.
(endsidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed by the Taxable Fixed-Income team. Current members of the team include W. David Armstrong, a Managing Director of the Investment Manager, Stephen F. Esser, a Managing Director of the Investment Manager, and Paul F. O'Brien, an Executive Director of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended October 31, 2001, the Fund accrued total compensation to the Investment Manager amounting to 0.40% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.


The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.




[GRAPHIC OMITTED]

HOW TO BUY SHARES
-----------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(endsidebar)

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.



(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(endsidebar)

MINIMUM INVESTMENT AMOUNTS

-------------------------------------------------------------------------------
                                                         MINIMUM INVESTMENT
                                                      --------------------------
INVESTMENT OPTIONS                                       INITIAL     ADDITIONAL
-------------------------------------------------------------------------------
  Regular Accounts                                       $1,000        $100
-------------------------------------------------------------------------------
  Individual Retirement Accounts:   Regular IRAs         $1,000        $100
                                    Education IRAs       $  500        $100
-------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                  $  100*       $100*
-------------------------------------------------------------------------------

* Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, or (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


o Make out a check for the total amount payable to: Morgan Stanley Diversified Income Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.



[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
----------------------------------------------------------------------------------------------------------------

OPTIONS          PROCEDURES
--------------------------------------------------------------------------------------------------------------------
By Letter        You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED] o  your account number;
                  o  the name of the Fund;
                  o  the dollar amount or the number of shares you wish to sell;
                  o  the Class of shares you wish to sell; and
                  o  the signature of each owner as it appears on the account.
                 ---------------------------------------------------------------------------------------------------
                 If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                 ---------------------------------------------------------------------------------------------------
                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                 ---------------------------------------------------------------------------------------------------
                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
----------------------------------------------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Family of Funds has a total market value of at
Withdrawal Plan  least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage
[GRAPHIC OMITTED]of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                 ---------------------------------------------------------------------------------------------------
                 Amounts withdrawn are subject to any applicable CDSC.  A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                 section of this Prospectus.
                 ---------------------------------------------------------------------------------------------------
                 To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
----------------------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.


Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.



[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(endsidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments and income from stocks. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.



[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

 o   The Fund makes distributions; and


 o   You sell Fund shares, including an exchange to another Morgan Stanley
     Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.


Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1FEE
-------------------------------------------------------------------------------------------------------------
    A     Maximum 4.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                   0.25%
-------------------------------------------------------------------------------------------------------------
    B     Maximum 5.0% CDSC during the first year decreasing to 0% after six years                0.85%
-------------------------------------------------------------------------------------------------------------
    C     1.0% CDSC during the first year                                                         0.85%
-------------------------------------------------------------------------------------------------------------
    D     None                                                                                    None
-------------------------------------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A that qualifies for investment in Class D.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES
CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(endsidebar)


                                                  FRONT-END SALES CHARGE
                                      -----------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
-------------------------------------------------------------------------------------
  Less than $25,000                          4.25%                    4.44%
-------------------------------------------------------------------------------------
  $25,000 but less than $50,000              4.00%                    4.17%
-------------------------------------------------------------------------------------
  $50,000 but less than $100,000             3.50%                    3.63%
-------------------------------------------------------------------------------------
  $100,000 but less than $250,000            2.75%                    2.83%
-------------------------------------------------------------------------------------
  $250,000 but less than $500,000            2.25%                    2.30%
-------------------------------------------------------------------------------------
  $500,000 but less than $1 million          1.75%                    1.78%
-------------------------------------------------------------------------------------
  $1 million and over                           0                        0
-------------------------------------------------------------------------------------


The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

 o   A single account (including an individual, trust or fiduciary account).

 o Family member accounts (limited to husband, wife and children under the age of 21).

 o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

 o   Tax-exempt organizations.

 o   Groups organized for a purpose other than to buy mutual fund shares.


Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


 o A trust for which Morgan Stanley Trust provides discretionary trustee services.

 o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

 o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

 o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

 o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

 o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

 o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


 o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


(sidebar)
CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(endsidebar)



YEAR SINCE PURCHASE PAYMENT MADE          CDSC AS A PERCENTAGE
                                          OF AMOUNT REDEEMED
---------------------------------------------------------------
First                                             5.0%
---------------------------------------------------------------
Second                                            4.0%
---------------------------------------------------------------
Third                                             3.0%
---------------------------------------------------------------
Fourth                                            2.0%
---------------------------------------------------------------
Fifth                                             2.0%
---------------------------------------------------------------
Sixth                                             1.0%
---------------------------------------------------------------
Seventh and thereafter                            None
---------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

 o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


 o Sales in connection with the following retirement plan "distributions":
   (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
   (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

 o Sales of shares held for you as a participant in a Morgan Stanley Eligible Plan.


 o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


 o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 0.85% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class
B. This fee is higher than the annual distribution fee paid by Class A.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.85% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain Morgan Stanley Eligible Plans) and the following investor categories:

 o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

 o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

 o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans or donor-advised charitable gift funds (regardless of the size of the investment).


 o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.


 o Certain unit investment trusts sponsored by Morgan Stanley DW.


 o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

 o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.



A purchase order meeting the requirements for investment in Class D will only be accepted for Class D shares.

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares++
----------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED OCTOBER 31,
                                             -------------------------------------------------------------------------
                                                      2001                2000             1999         1998
----------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period              $6.97               $8.16            $9.01         $9.46
----------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------
   Net investment income                              0.56                0.72             0.74          0.74
----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)           (0.88)              (1.23)           (0.87)        (0.46)
----------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment
    operations                                       (0.32)              (0.51)           (0.13)         0.28
----------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
----------------------------------------------------------------------------------------------------------------------
   Net investment income                             (0.32)              (0.62)           (0.63)        (0.70)
----------------------------------------------------------------------------------------------------------------------
   Paid-in-capital                                   (0.23)              (0.06)           (0.09)        (0.03)
----------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                 (0.55)              (0.68)           (0.72)        (0.73)
----------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                    $6.10               $6.97            $8.16         $9.01
----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       (4.62)%             (6.66)%          (1.61)%        2.86 %
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------
   Expenses                                           0.76%(3)(4)         0.73%(3)         0.72%(3)      0.77%(3)
----------------------------------------------------------------------------------------------------------------------
   Net investment income                              8.78%(3)(4)         9.28%(3)         8.56%(3)      7.94%(3)
----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands         $29,769             $13,318          $21,828       $15,130
----------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                             110%                 40%              71%          130%
----------------------------------------------------------------------------------------------------------------------

Class A Shares++
                                               FOR THE PERIOD
                                               JULY 28, 1997*
                                                  THROUGH
                                              OCTOBER 31, 1997
----------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------
   Net asset value, beginning of period             $9.40
----------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------
   Net investment income                             0.22
----------------------------------------------------------------
   Net realized and unrealized gain (loss)           0.04
----------------------------------------------------------------
   Total income (loss) from investment
    operations                                       0.26
----------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
----------------------------------------------------------------
   Net investment income                            (0.20)
----------------------------------------------------------------
   Paid-in-capital                                     --
----------------------------------------------------------------
   Total dividends and distributions                (0.20)
----------------------------------------------------------------
   Net asset value, end of period                   $9.46
----------------------------------------------------------------
 TOTAL RETURN+                                       2.74%(1)
----------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------
   Expenses                                          0.85%(2)
----------------------------------------------------------------
   Net investment income                             8.98%(2)
----------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------
   Net assets, end of period, in thousands         $4,933
----------------------------------------------------------------
   Portfolio turnover rate                            104%
----------------------------------------------------------------



*     The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 0.78% and 8.76%, respectively.

Class B Shares++
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               FOR THE YEAR ENDED OCTOBER 31,
                                                          2001                2000            1999            1998         1997*
-----------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period                  $6.98               $8.16           $9.01          $9.46        $9.78
-----------------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                  0.53                0.67            0.68           0.68         0.74
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss                      (0.90)              (1.22)          (0.87)         (0.46)        (0.15)
-----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations        (0.37)              (0.55)          (0.19)          0.22         0.59
-----------------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                 (0.30)              (0.58)          (0.58)         (0.65)        (0.91)
-----------------------------------------------------------------------------------------------------------------------------------
   Paid-in-capital                                       (0.21)              (0.05)          (0.08)         (0.02)           --
-----------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                     (0.51)              (0.63)          (0.66)         (0.67)        (0.91)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                        $6.10               $6.98           $8.16          $9.01         $9.46
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (5.37)%             (7.24)%         (2.14)%         2.23%         6.46%
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses                                               1.41%(1)(2)         1.38%(1)        1.38%(1)       1.38%(1)      1.40%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                  8.13%(1)(2)         8.63%(1)        7.90%(1)       7.33%(1)      7.90%
-----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands            $454,883           $ 565,493       $ 859,553       $1,024,021    $915,899
-----------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                 110%                 40%             71%           130%          104%
-----------------------------------------------------------------------------------------------------------------------------------



* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 1.43% and 8.11%, respectively.

Class C Shares++
---------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED OCTOBER 31,
---------------------------------------------------------------------------------------------------------------------
                                                      2001                2000             1999             1998
---------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period                $6.97               $8.15            $9.00            $9.45
---------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------
   Net investment income                                0.53                0.67             0.68             0.68
---------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)             (0.90)              (1.22)           (0.87)           (0.46)
---------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment
    operations                                         (0.37)              (0.55)           (0.19)            0.22
---------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
---------------------------------------------------------------------------------------------------------------------
   Net investment income                               (0.30)              (0.58)           (0.58)           (0.65)
---------------------------------------------------------------------------------------------------------------------
   Paid-in-capital                                     (0.21)              (0.05)           (0.08)           (0.02)
---------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                   (0.51)              (0.63)           (0.66)           (0.67)
---------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                      $6.09               $6.97            $8.15            $9.00
---------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         (5.38)%             (7.12)%          (2.25)%           2.26%
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------
   Expenses                                             1.35%(3)(4)         1.38%(3)         1.38%(3)         1.38%(3)
---------------------------------------------------------------------------------------------------------------------
   Net investment income                                8.19%(3)(4)         8.63%(3)         7.90%(3)         7.33%(3)
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands           $12,754             $14,313          $19,450          $15,659
---------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                               110%                 40%              71%             130%
---------------------------------------------------------------------------------------------------------------------


                                               FOR THE PERIOD
                                               JULY 28, 1997*
                                                  THROUGH
                                              OCTOBER 31, 1997
----------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------
   Net asset value, beginning of period              $9.40
----------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------
   Net investment income                             0.20
----------------------------------------------------------------
   Net realized and unrealized gain (loss)           0.04
----------------------------------------------------------------
   Total income (loss) from investment
    operations                                       0.24
----------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
----------------------------------------------------------------
   Net investment income                            (0.19)
----------------------------------------------------------------
   Paid-in-capital                                     --
----------------------------------------------------------------
   Total dividends and distributions                (0.19)
----------------------------------------------------------------
   Net asset value, end of period                   $9.45
----------------------------------------------------------------
 TOTAL RETURN+                                       2.52%(1)
----------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------
   Expenses                                          1.44%(2)
----------------------------------------------------------------
   Net investment income                             8.17%(2)
----------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------
   Net assets, end of period, in thousands         $3,773
----------------------------------------------------------------
   Portfolio turnover rate                            104%
----------------------------------------------------------------



*     The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 1.37% and 8.17%, respectively.

Class D Shares++
---------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED OCTOBER 31,
---------------------------------------------------------------------------------------------------------------------
                                                      2001                2000             1999             1998
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period              $6.99               $8.15             $9.00            $9.45
---------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------
   Net investment income                                0.56                0.72             0.76             0.76
---------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)             (0.87)              (1.19)           (0.88)           (0.46)
---------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment
    operations                                         (0.31)              (0.47)           (0.12)            0.30
---------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
---------------------------------------------------------------------------------------------------------------------
   Net investment income                               (0.33)              (0.63)           (0.64)           (0.72)
---------------------------------------------------------------------------------------------------------------------
   Paid-in-capital                                     (0.24)              (0.06)           (0.09)           (0.03)
---------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                   (0.57)              (0.69)           (0.73)           (0.75)
---------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                      $6.11               $6.99            $8.15            $9.00
---------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         (4.56)%             (6.20)%          (1.42)%           3.21%
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------
   Expenses                                             0.56%(3)(4)         0.53%(3)         0.53%(3)         0.53%(3)
---------------------------------------------------------------------------------------------------------------------
   Net investment income                                8.98%(3)(4)         9.48%(3)         8.75%(3)         8.18%(3)
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands            $7,049              $1,493           $1,046             $740
---------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                               110%                 40%              71%             130%
---------------------------------------------------------------------------------------------------------------------

                                               FOR THE PERIOD
                                               JULY 28, 1997*
                                                  THROUGH
                                              OCTOBER 31, 1997
----------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------
   Net asset value, beginning of period             $9.40
----------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------
   Net investment income                             0.23
----------------------------------------------------------------
   Net realized and unrealized gain (loss)           0.02
----------------------------------------------------------------
   Total income (loss) from investment
    operations                                       0.25
----------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
----------------------------------------------------------------
   Net investment income                            (0.20)
----------------------------------------------------------------
   Paid-in-capital                                     --
----------------------------------------------------------------
   Total dividends and distributions                (0.20)
----------------------------------------------------------------
   Net asset value, end of period                   $9.45
----------------------------------------------------------------
 TOTAL RETURN+                                       2.69%(1)
----------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------
   Expenses                                          0.59%(2)
----------------------------------------------------------------
   Net investment income                             9.26%(2)
----------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------
   Net assets, end of period, in thousands            $99
----------------------------------------------------------------
   Portfolio turnover rate                            104%
----------------------------------------------------------------



*     The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 0.58% and 8.96%, respectively.

Notes


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30

Notes


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                                                                              31

Notes


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32

  Morgan Stanley Funds
--------------------------------------------------------------------------------

 O    GLOBAL/INTERNATIONAL FUNDS

      Competitive Edge Fund - "Best Ideas" Portfolio
      European Growth Fund
      Fund of Funds - International Portfolio
      Global Dividend Growth Securities
      Global Utilities Fund
      International Fund
      International SmallCap Fund
      International Value Equity Fund
      Japan Fund
      Latin American Growth Fund
      Pacific Growth Fund


 O    GROWTH FUNDS

      21st Century Trend Fund
      Aggressive Equity Fund
      All Star Growth Fund
      American Opportunities Fund
      Capital Growth Securities
      Developing Growth Securities Trust
      Financial Services Trust
      Growth Fund
      Health Sciences Trust
      Information Fund
      KLD Social Index Fund
      Market Leader Trust
      Mid-Cap Equity Trust
      Mid-Cap Value Fund
      Nasdaq-100 Index Fund
      Natural Resource Development
      Securities
      New Discoveries Fund
      Next Generation Trust
      Small Cap Growth Fund
      Special Value Fund
      Tax-Managed Growth Fund
      Technology Fund


 O    GROWTH + INCOME FUNDS

      Balanced Growth Fund
      Balanced Income Fund
      Convertible Securities Trust
      Dividend Growth Securities
      Equity Fund
      Fund of Funds - Domestic Portfolio
      Income Builder Fund
      Real Estate Fund
      S&P 500 Index Fund
      S&P 500 Select Fund
      Strategist Fund
      Total Market Index Fund
      Total Return Trust
      Utilities Fund
      Value Fund
      Value-Added Market Series/
      Equity Portfolio


 O    INCOME FUNDS


      Diversified Income Trust
      Federal Securities Trust
      High Yield Securities
      Intermediate Income Securities
      Limited Duration Fund(NL)
      Liquid Asset Fund (MM)
      North American Government
      Income Trust
      Short-Term U.S. Treasury Trust
      U.S. Government Money Market Trust (MM)
      U.S. Government Securities Trust



 O    TAX-FREE INCOME FUNDS

      California Tax-Free Daily Income Trust (MM)
      California Tax-Free Income Fund
      Hawaii Municipal Trust (FSC)
      Limited Term Municipal Trust (NL)
      Multi-State Municipal Series Trust (FSC)
      New York Municipal Money Market Trust (MM)
      New York Tax-Free Income Fund
      Tax-Exempt Securities Trust
      Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------

  There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

[MORGAN STANLEY LOGO]


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal Morgan Stanley Diversified Income Trust year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                           www.morganstanley.com/funds


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:   DINAX                Class C:   DINCX
-----------------------         -----------------------
  Class B:   DINBX                Class D:   DINDX
-----------------------         -----------------------



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6515)


 MORGAN STANLEY
 DIVERSIFIED INCOME TRUST


A mutual fund whose primary investment objective is a high level of current income; as a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective


[GRAPHIC OMITTED]


                                                  Prospectus | December 31, 2001

STATEMENT OF ADDITIONAL INFORMATION                     MORGAN STANLEY
                                                        DIVERSIFIED INCOME TRUST
DECEMBER 31, 2001


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated December 31, 2001 for Morgan Stanley Diversified Income Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley Diversified Income Trust
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ...................................................  4

II.   Description of the Fund and Its Investments and Risks ..........  4
      A. Classification ..............................................  4
      B. Investment Strategies and Risks .............................  4
      C. Fund Policies/Investment Restrictions ....................... 13

III.  Management of the Fund ......................................... 15
      A. Board of Trustees ........................................... 15
      B. Management Information ...................................... 15
      C. Compensation ................................................ 20

IV.   Control Persons and Principal Holders of Securities ............ 22

V.    Investment Management and Other Services ....................... 22
      A. Investment Manager .......................................... 22
      B. Principal Underwriter ....................................... 22
      C. Services Provided by the Investment Manager ................. 23
      D. Dealer Reallowances ......................................... 24
      E. Rule 12b-1 Plan ............................................. 24
      F. Other Service Providers ..................................... 28
      G. Codes of Ethics ............................................. 28

VI.   Brokerage Allocation and Other Practices ....................... 29
      A. Brokerage Transactions ...................................... 29
      B. Commissions ................................................. 29
      C. Brokerage Selection ......................................... 29
      D. Directed Brokerage .......................................... 30
      E. Regular Broker-Dealers ...................................... 30

VII.  Capital Stock and Other Securities ............................. 31
VIII. Purchase, Redemption and Pricing of Shares ..................... 31
      A. Purchase/Redemption of Shares ............................... 31
      B. Offering Price .............................................. 32

IX.   Taxation of the Fund and Shareholders .......................... 33

X.    Underwriters ................................................... 35

XI.   Calculation of Performance Data ................................ 35

XII.  Financial Statements ........................................... 37

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).



     "Custodian" - The Bank of New York is the Custodian of the Fund's assets as described in groupings 2 and 3 in the Fund's Prospectus. The JPMorgan Chase Bank is the Custodian of the Fund's assets as described in grouping 1 in the Prospectus.


     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Financial Advisors" - Morgan Stanley authorized financial services representatives.


     "Fund" - Morgan Stanley Diversified Income Trust, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


     "Morgan Stanley" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.


     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.



     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 20, 1991, with the name Dean Witter Diversified Income Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Diversified Income Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Diversified Income Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose primary investment objective is a high level of current income. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     OTHER GLOBAL SECURITIES. The Fund may invest in loan participation interests and may also invest in notes and commercial paper, the principal amount of which is indexed to certain specific currency exchange rates. The Fund may purchase these indexed obligations to generate current income or for hedging purposes.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

     Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

     In addition, the Fund may purchase stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

     ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. The Fund may invest in any of these instruments or variations.

     COMMON STOCKS. The Fund may invest in common stocks in an amount up to 20% of its total assets. The Fund may acquire common stocks when attached to or included in a unit with fixed-income securities, or when acquired upon conversion of fixed-income securities or upon exercise of warrants attached to fixed-income securities and may purchase common stocks directly when such acquisitions are determined by the Investment Manager to further the Fund's investment objectives. For example, the Fund may purchase the common stock of companies involved in takeovers or recapitalizations where the issuer, or a controlling stockholder, has offered, or pursuant to a "going private" transaction is effecting, an exchange of its common stock for newly-issued fixed-income securities. By purchasing the common stock of the company issuing the fixed-income securities prior to the consummation of the transaction or exchange offer, the Fund will be able to obtain the fixed-income securities directly from the issuer at their face value, eliminating the payment of a dealer's mark-up otherwise payable when fixed-income securities are acquired from third parties, thereby increasing the net yield to the shareholders of the Fund. While the Fund will incur brokerage commissions in connection with its purchase of common stocks, it is anticipated that the amount of such commissions will be significantly less than the amount of such mark-up.

     Fixed-income securities acquired by the Fund through the purchase of common stocks under the circumstances described in the preceding paragraph are subject to the general credit risks and interest rate risks to which all fixed-income securities purchased by the Fund are subject. Such securities generally will be rated Baa/BBB or lower as are the other high yield, high risk fixed income securities in which the Fund may invest. In addition, since corporations involved in takeover situations are often highly leveraged, that factor will be evaluated by the Investment Manager as part of its credit risk determination with respect to the purchase of particular common stocks for the Fund's investment portfolio. In the event the Fund purchases common stock of a corporation in anticipation of a transaction (pursuant to which the common stock is to be exchanged for fixed-income securities) which fails to take place, the Investment Manager will continue to hold such common stocks for the Fund's portfolio only if it determines that continuing to hold such common stock under those circumstances is consistent with the Fund's investment objectives.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Investment Manager also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


     When required by law, the Fund will cause its custodian bank to place cash, U.S. government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.


     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit.

     The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities include:


     U.S. or Foreign Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;


     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may invest up to 25% of its total assets in reverse repurchase agreements and dollar rolls.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities.

     The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


     The Fund will establish a segregated account in which it will maintain cash, U.S. government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment

Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions:
(i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

      1. As a primary objective, seek a high level of current income.

      2. As a secondary objective, seek to maximize total return but only to the extent consistent with its primary objective.

     The Fund may not:

      1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

      2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

      3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that the Fund will invest at least 25%of its total assets in Mortgage-Backed Securities under normal market conditions. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

      4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

      5. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      6. Purchase or sell commodities except, the Fund may purchase or sell (write) futures contracts and related options thereon.

      7. Borrow money in excess of 331|M/3% of the Fund's total assets (including the proceeds of the borrowings).

      8. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

      9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money; or (e) lending portfolio securities.

     10. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

     11. Make short sales of securities.

   12. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   14. Invest for the purpose of exercising control or management of any other issuer.

   15. Invest more than 5% of its net assets in warrants, including not more than 2% of such assets which are not listed on the New York or American Stock Exchange. However, warrants acquired by the Fund in units or attached to other securities may be deemed to be without value.

   16. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to Mortgage-Backed and Asset-Backed Securities or to any obligation of the United States Government, its agencies or instrumentalities.

   17. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

   18. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Funds (there were 97 such funds as of the calendar year ended December 31, 2000), are shown below.

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ------------------------------------------------------
Michael Bozic (60) ........................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Funds; formerly Vice Chairman of Kmart
c/o Mayer, Brown & Platt                      Corporation (December 1998-October 2000),
Counsel to the Independent Trustees           Chairman and Chief Executive Officer of Levitz
1675 Broadway                                 Furniture Corporation (November 1995-November
New York, New York                            1998) and President and Chief Executive Officer of
                                              Hills Department Stores (May
                                              1991-July 1995); formerly
                                              variously Chairman, Chief
                                              Executive Officer, President and
                                              Chief Operating Officer
                                              (1987-1991) of the Sears
                                              Merchandise Group of Sears,
                                              Roebuck and Co.; Director of
                                              Weirton Steel Corporation.

Charles A. Fiumefreddo* (68) ..............   Chairman, Director or Trustee, and Chief Executive
Chairman of the Board,                        Officer of the Morgan Stanley Funds; formerly
Chief Executive Officer and Trustee           Chairman, Chief Executive Officer and Director of
c/o Morgan Stanley Trust                      the Investment Manager, the Distributor and
Harborside Financial Center, Plaza Two        Morgan Stanley Services, Executive Vice President
Jersey City, New Jersey                       and Director of Morgan Stanley DW, Chairman and
                                              Director of the Transfer Agent, and Director and/or
                                              officer of various Morgan Stanley subsidiaries
                                              (until June 1998).

Edwin J. Garn (69) ........................   Director or Trustee of the Morgan Stanley Funds;
Trustee                                       formerly United States Senator (R-Utah)(1974-
c/o Summit Ventures LLC                       1992) and Chairman, Senate Banking Committee
1 Utah Center                                 (1980-1986); formerly Mayor of Salt Lake City,
201 S. Main Street                            Utah (1971-1974); formerly Astronaut, Space
Salt Lake City, Utah                          Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical
                                              company); Director of Franklin Covey (time
                                              management systems), BMW Bank of North
                                              America, Inc. (industrial loan corporation),
                                              United Space Alliance (joint venture between
                                              Lockheed Martin and the Boeing Company) and
                                              Nuskin Asia Pacific (multilevel marketing);
                                              member of the Utah Regional Advisory Board of
                                              Pacific Corp.; member of the board of various
                                              civic and charitable organizations.

Wayne E. Hedien (67) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Funds; Director of The PMI Group, Inc. (private
c/o Mayer, Brown & Platt                      mortgage insurance); Trustee and Vice Chairman
Counsel to the Independent Trustees           of The Field Museum of Natural History; formerly
1675 Broadway                                 associated with the Allstate Companies (1966-
New York, New York                            1994), most recently as Chairman of The Allstate
                                              Corporation (March 1993-December 1994) and
                                              Chairman and Chief Executive Officer of its
                                              wholly- owned subsidiary, Allstate Insurance
                                              Company (July 1989-December 1994); director of
                                              various other business and charitable
                                              organizations.

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
James F. Higgins* (53) ....................   Chairman of the Individual Investor Group of
Trustee                                       Morgan Stanley (since August 2000); Director of
c/o Morgan Stanley Trust                      the Transfer Agent, the Distributor and Dean Witter
Harborside Financial Center, Plaza Two,       Realty Inc.; Director or Trustee of the Morgan
Jersey City, New Jersey                       Stanley Funds (since June 2000); previously
                                              President and Chief Operating Officer of the
                                              Private Client Group of Morgan Stanley (May
                                              1999-August- 2000), President and Chief
                                              Operating Officer of Individual Securities of
                                              Morgan Stanley (February 1997-May 1999),
                                              President and Chief Operating Officer of Dean
                                              Witter Securities of Morgan Stanley
                                              (1995-February 1997) and Director (1985-1997)
                                              of Morgan Stanley.

Dr. Manuel H. Johnson (52) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Funds; Director of NVR, Inc. (home
                                              construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System and
                                              Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (65) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Funds; director/trustee of various
New York, New York                            investment companies managed by Morgan
                                              Stanley Investment Management Inc. and Morgan
                                              Stanley Investments LP (since July 2001);
                                              formerly Vice President, Bankers Trust Company
                                              and BT Capital Corporation; director of
                                              various business organizations.

Philip J. Purcell* (58) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of Morgan Stanley, Morgan
1585 Broadway                                 Stanley DW and Novus Credit Services Inc.;
New York, New York                            Director of the Distributor; Director or Trustee of
                                              the Morgan Stanley Funds; Director of American
                                              Airlines, Inc. and its parent company, AMR
                                              Corporation; Director and/or officer of various
                                              Morgan Stanley subsidiaries.

John L. Schroeder (71) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Funds; Director of Citizens Communications
Counsel to the Independent Trustees           Company (telecommunication company); formerly
1675 Broadway                                 Executive Vice President and Chief Investment
New York, New York                            Officer of the Home Insurance Company (August
                                              1991-September 1995).

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ------------------------------------------------------
Mitchell M. Merin (48) ....................   President and Chief Operating Officer of Morgan
President                                     Stanley Investment Management (since December
1221 Avenue of the Americas                   1998); President and Director (since April 1997)
New York, New York                            and Chief Executive Officer (since June 1998) of
                                              the Investment Manager and Morgan Stanley
                                              Services; Chairman, Chief Executive Officer
                                              and Director of the Distributor (since June
                                              1998); Chairman and Chief Executive Officer
                                              (since June 1998) and Director (since January
                                              1998) of the Transfer Agent; Director of
                                              various Morgan Stanley subsidiaries; President
                                              of the Morgan Stanley Funds (since May 1999);
                                              Trustee of various Van Kampen investment
                                              companies (since December 1999); previously
                                              Chief Strategic Officer of the Investment
                                              Manager and Morgan Stanley Services and
                                              Executive Vice President of the Distributor
                                              (April 1997-June 1998), Vice President of the
                                              Morgan Stanley Funds (May 1997-April 1999),
                                              and Executive Vice President of Morgan
                                              Stanley.

Barry Fink (46) ...........................   General Counsel (since May 2000) and Managing
Vice President,                               Director (since December 2000) of Morgan Stanley
Secretary and General Counsel                 Investment Management; Managing Director (since
1221 Avenue of the Americas                   December 2000) and Secretary and General
New York, New York                            Counsel (since February 1997) and Director (since
                                              July 1998) of the Investment Manager and
                                              Morgan Stanley Services; Vice President,
                                              Secretary and General Counsel of the Morgan
                                              Stanley Funds (since February 1997); Vice
                                              President and Secretary of the Distributor;
                                              previously, Senior Vice President (March
                                              1997-December 1999), First Vice President;
                                              Assistant Secretary and Assistant General
                                              Counsel of the Investment Manager and Morgan
                                              Stanley Services.

W. David Armstrong (43) ...................   Managing Director of the Investment Manager and
Vice President                                Managing Director and member of the Interest
One Tower Bridge                              Rate Research Team of Morgan Stanley
West Conshohocken, Pennsylvania               Investments LP an affiliate of the Investment
                                              Manager; previously Senior Vice President of
                                              Lehman Brothers (April 1995-February 1998);
                                              Vice President of various Morgan Stanley
                                              Funds.

Stephen F. Esser (37) .....................   Managing Director of the Investment Manager and
Vice President                                Managing Director and member of the Interest
One Tower Bridge                              Rate Research Team of Morgan Stanley
West Conshohocken, Pennsylvania               Investments LP, an affiliate of the Investment
                                              Manager; Vice President of various Morgan Stanley
                                              Funds.

Paul F. O'Brien (45) ......................   Executive Director of the Investment Manager and
Vice President                                Executive Director and member of the Interest
One Tower Bridge                              Rate Research Team of Morgan Stanley
West Conshohocken, Pennsylvania               Investments LP; Vice President of various Morgan
                                              Stanley Funds.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Thomas F. Caloia (55) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and Morgan
c/o Morgan Stanley Trust                      Stanley Services; Treasurer of the Morgan Stanley
Harborside Financial Center, Plaza Two,       Funds.
Jersey City, New Jersey


----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.


     Ronald E. Robison, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, Robert S. Giambrone, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.

     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Todd Lebo, LouAnn D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.



     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended October 31, 2001.



                                FUND COMPENSATION


                                    AGGREGATE
                                  COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,600
Edwin J. Garn .................        1,600
Wayne E. Hedien ...............        1,600
Dr. Manuel H. Johnson .........        2,350
Michael E. Nugent .............        2,100
John L. Schroeder .............        2,100

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Funds that were in operation at December 31, 2000.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS



                                   TOTAL CASH
                                  COMPENSATION
                                 FOR SERVICES TO
                                      97 MORGAN
                                       STANLEY
NAME OF INDEPENDENT TRUSTEE             FUNDS
-------------------------------   ----------------
Michael Bozic .................       $146,917
Edwin J. Garn .................        151,717
Wayne E. Hedien ...............        151,567
Dr. Manuel H. Johnson .........        223,655
Michael E. Nugent .............        199,759
John L. Schroeder .............        194,809

     As of the date of this Statement of Additional Information, 53 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.



     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.



     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 2001 and by the 53 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of October 31, 2001 and from the 53 Morgan Stanley Funds as of December 31, 2000.


----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

        RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS



                             FOR ALL ADOPTING FUNDS
                           ------------------------------
                                                                                ESTIMATED ANNUAL
                                                          RETIREMENT BENEFITS       BENEFITS
                               ESTIMATED                  ACCRUED AS EXPENSES  UPON RETIREMENT(2)
                            CREDITED YEARS    ESTIMATED   ------------------- --------------------
                             OF SERVICE AT    PERCENTAGE             BY ALL               FROM ALL
NAME OF                       RETIREMENT     OF ELIGIBLE   BY THE   ADOPTING   FROM THE   ADOPTING
INDEPENDENT TRUSTEE          (MAXIMUM 10)    COMPENSATION   FUND      FUNDS      FUND      FUNDS
-------------------------- ---------------- ------------- -------- ---------- ---------- ---------
Michael Bozic ............        10             60.44%    $  371   $20,001     $  937    $52,885
Edwin J. Garn ............        10             60.44        615    29,348        938     52,817
Wayne E. Hedien ..........         9             51.37        705    37,886        796     44,952
Dr. Manuel H. Johnson.....        10             60.44        407    21,187      1,390     77,817
Michael E. Nugent ........        10             60.44        728    36,202      1,239     69,506
John L. Schroeder ........         8             50.37      1,200    65,337        969     53,677


----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 21.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


     As of December 7, 2001, no person was known to own 5% or more of the outstanding shares of the Fund.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------


A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily at the annual rate of 0.40% of the net assets of the Fund, determined as of the close of each business day. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended October 31, 1999, 2000 and 2001, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $4,056,513, $2,991,996, and $2,226,716, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.



B. PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.


     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12B-1 PLAN


     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                               2001                    2000                   1999
                      ---------------------   ---------------------   --------------------
Class A ...........   FSCs:(1) $   43,000     FSCs:(1) $   25,418     FSCs:(1) $   59,153
                      CDSCs:   $    1,600       CDSCs: $      985       CDSCs: $    9,748
Class B ...........   CDSCs:   $1,071,100       CDSCs: $1,650,129       CDSCs: $1,855,516
Class C. ..........   CDSCs:   $    5,000       CDSCs: $   10,280       CDSCs: $   18,712


----------
(1)   FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31, 2001, of $4,342,636. This amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended October 31, 2001, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $55,913 and $109,506, respectively, which amounts are equal to 0.20% and 0.79% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.


     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.85% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.


     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.


     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.


     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $79,435,816 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 8.73%

($6,932,620)-advertising and promotional expenses; (ii) 0.42% ($335,915)-printing of prospectuses for distribution to other than current shareholders; and (iii) 90.85% ($72,167,281)-other expenses, including the gross sales credit and the carrying charge, of which 5.72% ($4,130,354) represents carrying charges, 33.63% ($24,271,075) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 47.61% ($34,354,710) represents overhead and other branch office distribution-related expenses, and 13.04% ($9,411,142) represents excess distribution expenses of Morgan Stanley Dean Witter World Wide Income Trust, the net assets of which were combined with those of the Fund on April 9, 2001 pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended October 31, 2001 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $21,360,467 as of October 31, 2001 (the end of the Fund's fiscal year), which was equal to 4.70% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2000 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.



     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.



  (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian for the portion of the Fund's assets in groupings 2 and 3 in the Fund's Prospectus. JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005 is the Custodian for the portion of the Fund's assets in grouping 1 in the Prospectus. As Custodian, JPMorgan Chase Bank has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with either Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


  (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------


A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid no brokerage commissions.



B. COMMISSIONS


     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended October 31, 1999, 2000 and 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended October 31, 1999, 2000 and 2001, the Fund paid no brokerage commissions to either Morgan Stanley DW or Morgan Stanley & Co.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.


     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.



D. DIRECTED BROKERAGE


     During the fiscal year ended October 31, 2001, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS

     During the fiscal year ended October 31, 2001, the Fund purchased securities issued by Bank of America Securities LLC and JPMorgan Chase Bank which issuers were among the top ten brokers or top ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At October 31, 2001, the Fund did not own any securities issued by any such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communication with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.


     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.


     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.



B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.


     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.


     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is generally 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31,

2000, unless such shareholders make an election to treat the Fund shares as being sold and re-acquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period, multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended October 31, 2001, the yield, calculated pursuant to the formula described above, was approximately 8.75%, 8.54%, 8.54% and 9.32% for Class A, Class B, Class C and Class D, respectively.

     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year, five year and the life of the Fund periods ended October 31, 2001 were -9.74%, -1.60% and 2.65%, respectively. The average annual total returns of Class A for the fiscal year ended October 31, 2001 and for the period July 28, 1997

(inception of the Class) through October 31, 2001 were -8.67% and -2.79%, respectively. The average annual total returns of Class C for the fiscal year ended October 31, 2001 and for the period July 28, 1997 (inception of the Class) through October 31, 2001 were -6.26% and -2.43%, respectively. The average annual total returns of Class D for the fiscal year ended October 31, 2001 and for the period July 28, 1997 (inception of the Class) through October 31, 2001 were -4.56% and -1.56%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and the life of the Fund periods ended October 31, 2001, were -5.37%, -1.34% and 2.65%, respectively. Based on this calculation, the average annual total returns of Class A for the fiscal year ended October 31, 2001 and for the period July 28, 1997 through October 31, 2001 were -4.62% and -1.79%, respectively, the average annual total returns of Class C for the fiscal year ended October 31, 2001 and for the period July 28, 1997 through October 31, 2001 were -5.38% and -2.43%, respectively, and the average annual total returns of Class D for the fiscal year ended October 31, 2001 and for the period July 28, 1997 through October 31, 2001 were -4.56% and -1.56%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one year, five year and the life of the Fund periods ended October 31, 2001, were -5.37%, -6.52% and 28.46%, respectively. Based on the foregoing calculation, the total returns of Class A for the fiscal year ended October 31, 2001 and for the period July 28, 1997 through October 31, 2001 were -4.62% and -7.42%, respectively, the total returns of Class C for the fiscal year ended October 31, 2001 and for the period July 28, 1997 through October 31, 2001 were -5.38% and -9.94%, respectively, and the total returns of Class D for the fiscal year ended October 31, 2001 and for the period July 28, 1997 through October 31, 2001 were -4.56% and -6.47%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown or declined to the following amounts at October 31, 2001:




                                    INVESTMENT AT INCEPTION OF:
                                 ----------------------------------
                     INCEPTION
CLASS                  DATE:      $10,000     $50,000     $100,000
-----------------   ----------   ---------   ---------   ----------
Class A .........   07/28/97     $8,864      $44,670     $90,034
Class B .........   04/09/92     12,846       64,230     128,460
Class C .........   07/28/97      9,006       45,030      90,060
Class D .........   07/28/97      9,353       46,765      93,530



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     EXPERTS. The financial statements of the Fund for the fiscal year ended October 31, 2001 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001


   PRINCIPAL
   AMOUNT IN                                                                    COUPON     MATURITY
   THOUSANDS                                                                     RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------------------
                GOVERNMENT & CORPORATE BONDS (94.9%)
                FOREIGN (33.3%)
                AUSTRALIA (0.4%)
                CABLE/SATELLITE TV (0.0%)
 $      12,468  Australis Holdings Property Ltd. (a) (c) .................. 15.00 %       11/01/02    $      1,247
            90  Australis Media Ltd. (a) (c) .............................. 15.75         05/15/03               9
         4,700  Australis Media Ltd. (Units)|P^(a) (c) .................... 15.75         05/15/03          47,000
                                                                                                      ------------
                                                                                                            48,256
                                                                                                      ------------
                GOVERNMENT OBLIGATION (0.4%)
  AUD    3,925  Australian Government Bond ................................  9.00         09/15/04       2,229,526
                                                                                                      ------------
                TOTAL AUSTRALIA ..................................................................       2,277,782
                                                                                                      ------------
                BELGIUM (1.9%)
                Government Obligations
  EUR    4,250  Belgium (Kingdom of) ......................................  8.50         10/01/07       4,679,945
         5,000  Belgium (Kingdom of) ......................................  5.75         03/28/08       4,874,047
                                                                                                      ------------
                TOTAL BELGIUM ....................................................................       9,553,992
                                                                                                      ------------
                BRUNEI (0.1%)
                Specialty Telecommunications
 $         245  Global Crossing Holdings Ltd. .............................  9.50         11/15/09          40,425
         2,000  Global Crossing Holdings Ltd. .............................  8.70         08/01/07         310,000
                                                                                                      ------------
                TOTAL BRUNEI .....................................................................         350,425
                                                                                                      ------------
                CANADA (3.3%)
                Airlines (0.1%)
         1,405  Air Canada Corp. .......................................... 10.25         03/15/11         576,050
                                                                                                      ------------
                Consumer/Business Services (0.2%)
         1,070  MDC Communication Corp. ................................... 10.50         12/01/06         781,100
                                                                                                      ------------
                Electronics/Appliances (0.0%)
        12,061  International Semi-Tech Microelectronics, Inc. (a) (c) .... 11.50         08/15/03          60,305
                                                                                                      ------------
                Government Obligations (2.7%)
  CAD   16,000  Canada Government Bond ....................................  5.50         06/01/09      10,569,331
         4,550  Canada Government Bond ....................................  7.25         06/01/07       3,275,576
                                                                                                      ------------
                                                                                                        13,844,907
                                                                                                      ------------
                Services to the Health Industry (0.2%)
 $         740  Omnicare Inc. .............................................  8.125        03/15/11         777,000
                                                                                                      ------------

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


   PRINCIPAL
   AMOUNT IN                                                      COUPON      MATURITY
   THOUSANDS                                                       RATE         DATE         VALUE
-------------------------------------------------------------------------------------------------------
                Specialty Telecommunications (0.1%)
 $       3,520  GT Group Telecom Inc. ...................... 13.25++%        02/01/10    $    651,200
         1,300  Worldwide Fiber Inc. (a) (c) ............... 12.00           08/01/09           3,250
                                                                                         ------------
                                                                                              654,450
                                                                                         ------------
                TOTAL CANADA ........................................................      16,693,812
                                                                                         ------------
                CAYMAN ISLANDS (0.1%)
                Industrial Conglomerates
           615  Hutchison Whampoa Finance - 144A* ..........  7.50           08/01/27         581,554
                                                                                         ------------
                DENMARK (2.2%)
                Cable/Satellite TV (0.3%)
         2,375  Callahan Nordrhein-Westfalen ............... 14.00           07/15/10       1,567,500
                                                                                         ------------
                Government Obligation (0.7%)
  DKK   25,000  Denmark (Kingdom of) .......................  6.00           11/15/09       3,321,073
                                                                                         ------------
                Finance/Rental/Leasing (1.2%)
        23,953  Realkredit Denmark .........................  6.00           10/01/29       2,876,307
        28,870  Unikredit Realkredit .......................  5.00           10/01/29       3,343,783
                                                                                         ------------
                                                                                            6,220,090
                                                                                         ------------
                TOTAL DENMARK .......................................................      11,108,663
                                                                                         ------------
                FINLAND (1.1%)
                Government Obligation
  GBP    3,500  Finland (Republic of) ......................  8.00           04/07/03       5,331,705
                                                                                         ------------
                FRANCE (3.5%)
                Major Telecommunications (0.1%)
  EUR      540  France Telecom .............................  6.75           03/14/08         514,531
                                                                                         ------------
                Government Obligations (3.4%)
         1,310  France (Republic of) .......................  8.50           10/25/19       1,660,195
         3,990  France (Republic of) .......................  5.25           04/25/08       3,818,340
        12,600  France (Republic of) .......................  4.50           07/12/03      11,591,533
                                                                                         ------------
                                                                                           17,070,068
                                                                                         ------------
                TOTAL FRANCE ........................................................      17,584,599
                                                                                         ------------
                GERMANY (6.4%)
                Government Obligations (5.3%)
        25,370  Deutscheland Republic ......................  6.25           01/04/24      26,370,961
                                                                                         ------------

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


   PRINCIPAL
   AMOUNT IN                                                         COUPON     MATURITY
   THOUSANDS                                                          RATE        DATE         VALUE
---------------------------------------------------------------------------------------------------------
                Major Banks (1.1%)
  EUR    5,800  DePfa Deutsche Pfandbriefbank AG ................   5.50 %     01/15/10    $  5,528,170
                                                                                           ------------
                TOTAL GERMANY .........................................................      31,899,131
                                                                                           ------------
                GREECE (1.6%)
                Government Obligations
         2,935  Hellenic Republic ...............................   8.70       04/08/05       3,063,034
         4,842  Hellenic Republic ...............................   6.30       01/29/09       4,805,489
                                                                                           ------------
                TOTAL GREECE ..........................................................       7,868,523
                                                                                           ------------
                LUXEMBOURG (0.4%)
                Industrial Conglomerates
 $       2,105  Tyco International Group S.A. ...................   6.375      10/15/11       2,138,137
                                                                                           ------------
                MEXICO (0.1%)
                Foreign Government Obligation
           465  United Mexican States Corp. .....................   8.375      01/14/11         476,858
                                                                                           ------------
                NETHERLANDS (4.7%)
                Cable/Satellite TV (0.1%)
         1,620  United Pan-Europe Communications NV .............  10.875      08/01/09         243,000
                                                                                           ------------
                Government Obligation (4.1%)
  EUR   22,650  Netherlands (Kingdom of) (b) ....................   5.75       09/15/02      20,806,562
                                                                                           ------------
                Major Telecommunications (0.3%)
 $         700  Deutsche Telekom International Finance ..........   8.00       06/15/10         775,897
  EUR    1,050  Tecnost International ...........................   6.125      07/30/09         909,223
                                                                                           ------------
                                                                                              1,685,120
                                                                                           ------------
                Other Transportation (0.1%)
           650  Fixed Link Holding Finance ......................   5.75       02/02/09         614,484
                                                                                           ------------
                Specialty Telecommunications (0.1%)
 $       1,300  Versatel Telecom International NV ...............  13.25       05/15/08         448,500
                                                                                           ------------
                TOTAL NETHERLANDS .....................................................      23,797,666
                                                                                           ------------
                NORWAY (3.8%)
                Government Obligations
  NOK  131,960  Norwegian Government (b) ........................   9.50       10/31/02      15,285,813
         5,000  Norwegian Government ............................   5.75       11/30/04         561,523
        30,000  Norwegian Government ............................   6.75       01/15/07       3,516,271
                                                                                           ------------
                Total Norway ..........................................................      19,363,607
                                                                                           ------------

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


   PRINCIPAL
   AMOUNT IN                                                         COUPON      MATURITY
   THOUSANDS                                                          RATE         DATE         VALUE
---------------------------------------------------------------------------------------------------------
                QATAR (0.1%)
                Gas Distributors
 $         545  Ras Laffan Liquid Natural Gas - 144A* ..........     8.294%     03/15/14    $    580,425
                                                                                            ------------
                SWEDEN (1.9%)
                Government Obligation (1.7%)
  SEK   92,900  Swedish Government Bond ........................     5.50       04/12/02       8,778,454
                                                                                            ------------
                Miscellaneous Commercial Services (0.2%)
  EUR    1,000  Securitas AB ...................................     6.125      03/14/08         938,591
                                                                                            ------------
                TOTAL SWEDEN ...........................................................       9,717,045
                                                                                            ------------
                UNITED KINGDOM (1.7%)
                Advertising/Marketing Services (0.2%)
  EUR      950  WPP Group PLC ..................................     6.00       06/18/08         828,855
                                                                                            ------------
                Aerospace & Defense (0.0%)
           275  Rolls-Royce PLC ................................     6.375      06/14/07         239,617
                                                                                            ------------
                Cable/Satellite TV (0.7%)
 $       1,250  British Sky Broadcasting Group PLC .............     6.875      02/23/09       1,195,238
           850  British Sky Broadcasting Group PLC .............     8.20       07/15/09         875,814
           965  Ono Finance PLC ................................    14.00       02/15/11         694,800
         1,270  Telewest Communication PLC .....................     9.875      02/01/10         958,850
                                                                                            ------------
                                                                                               3,724,702
                                                                                            ------------
                Cellular Telephone (0.0%)
         2,000  Dolphin Telecom PLC (a) ........................    11.50++     06/01/08          20,000
         3,500  Dolphin Telecom PLC (a) ........................    14.00++     05/15/09          35,000
                                                                                            ------------
                                                                                                  55,000
                                                                                            ------------
                Chemicals: Specialty (0.1%)
           330  Acetex Corp. - 144A* ...........................    10.875      08/01/09         305,250
                                                                                            ------------
                Major Banks (0.2%)
  GBP      500  Union Bank of Switzerland London ...............     8.00       01/08/07         812,592
                                                                                            ------------
                Miscellaneous Manufacturing (0.1%)
  EUR      325  FKI PLC ........................................     6.625      02/22/10         305,376
                                                                                            ------------
                Real Estate Development (0.1%)
           800  Hammerson PLC ..................................     6.250      06/20/08         734,233
                                                                                            ------------
                Specialty Telecommunications (0.0%)
 $       1,200  Esprit Telecom Group PLC (c) ...................    11.50       12/15/07           3,000

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


   PRINCIPAL
   AMOUNT IN                                                            COUPON     MATURITY
   THOUSANDS                                                             RATE        DATE         VALUE
------------------------------------------------------------------------------------------------------------
 $       3,600  Esprit Telecom Group PLC (c) ....................... 10.875%      06/15/08    $      9,000
                                                                                              ------------
                                                                                                    12,000
                                                                                              ------------
                Tobacco (0.2%)
  EUR    1,000  Bat International Finance PLC ......................  4.875       02/25/09         865,159
                                                                                              ------------
                Telecommunications (0.1%)
 $         625  British Telecom PLC ................................  8.875       12/15/30         747,206
                                                                                              ------------
                TOTAL UNITED KINGDOM .....................................................       8,629,990
                                                                                              ------------
                TOTAL FOREIGN (Cost $204,354,827).........................................     167,953,914
                                                                                              ------------
                UNITED STATES (61.6%)
                CORPORATE BONDS (21.7%)
                Advertising/Marketing Services (0.2%)
         1,155  Interep National Radio Sales Inc. .................. 10.00        07/01/08         785,400
                                                                                              ------------
                Aerospace & Defense (0.3%)
         1,300  Loral Space & Communications Ltd. ..................  9.50        01/15/06         702,000
           750  Raytheon Co. .......................................  8.20        03/01/06         830,681
                                                                                              ------------
                                                                                                 1,532,681
                                                                                              ------------
                Alternative Power Generation (0.4%)
         1,770  Calpine Corp. ......................................  8.50        02/15/11       1,781,119
                                                                                              ------------
                Auto Parts: O.E.M (0.2%)
           735  Dana Corp. - 144A* .................................  9.00        08/15/11         641,285
           950  Hayes Lemmerz International, Inc. ..................  8.25        12/15/08          19,000
           850  Hayes Wheels International, Inc. ...................  9.125       07/15/07          19,125
           285  TRW Inc. ...........................................  7.625       03/15/06         299,182
                                                                                              ------------
                                                                                                   978,592
                                                                                              ------------
                Broadcast/Media (0.2%)
         1,800  Tri-State Outdoor Media Group, Inc. ................ 11.00        05/15/08       1,260,000
                                                                                              ------------
                Broadcasting (0.5%)
  EUR      500  Clear Channel Communications, Inc. .................  6.50        07/07/05         472,148
 $         490  Radio One Inc. - 144A* .............................  8.875       07/01/11         510,825
           850  Salem Communication Holdings Corp. - 144A* .........  9.00        07/01/11         892,500
           525  XM Satellite Radio Holdings Inc. ................... 14.00        03/15/10         262,500
           730  Young Broadcasting Inc. ............................ 10.00        03/01/11         613,200
                                                                                              ------------
                                                                                                 2,751,173
                                                                                             ------------

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


   PRINCIPAL
   AMOUNT IN                                                                   COUPON      MATURITY
   THOUSANDS                                                                    RATE         DATE         VALUE
--------------------------------------------------------------------------------------------------------------------
                Cable/Satellite TV (1.3%)
 $      1,750   Adelphia Communications Corp. (Series B) ................       10.50 %   07/15/04    $  1,723,750
          850   Adelphia Communications Corp. (Series B) ................        7.75     01/15/09         720,375
        2,995   Charter Communications, Inc. ............................       11.75++   05/15/11       1,804,488
          930   CSC Holdings Inc. .......................................        7.625    04/01/11         940,250
        3,000   Knology Holdings Inc. ...................................       11.875++  10/15/07       1,110,000
                                                                                                      ------------
                                                                                                         6,298,863
                                                                                                      ------------
                Casino/Gambling (0.5%)
        6,500   Aladdin Gaming Holdings/Capital Corp. LLC (Series B) ....       13.50++   03/01/10         243,750
          315   Harrah's Operating Co., Inc. ............................        8.00     02/01/11         324,605
        3,904   Resort At Summer/Ras Co. (Series B) (c) .................       13.00     12/15/07              39
          430   Station Casinos, Inc. ...................................        8.375    02/15/08         431,075
        1,410   Station Casinos, Inc. ...................................        9.875    07/01/10       1,346,550
                                                                                                      ------------
                                                                                                         2,346,019
                                                                                                      ------------
                Cellular Telephone (0.8%)
          600   Dobson/Sygnet Communications ............................       12.25     12/15/08         654,000
        7,090   McCaw International Ltd. ................................       13.00++   04/15/07         460,850
        1,325   Nextel Communications, Inc. .............................       10.65++   09/15/07         874,500
          935   Tritel PCS Inc. .........................................       12.75++   05/15/09         812,281
        1,325   Triton Communications LLC ...............................       11.00++   05/01/08       1,205,750
                                                                                                      ------------
                                                                                                         4,007,381
                                                                                                      ------------
                Chemicals: Major Diversified (0.1%)
          265   Equistar Chemical - 144A* ...............................       10.125    09/01/08         245,125
                                                                                                      ------------
                Chemicals: Specialty (0.1%)
          335   ISP Holdings Inc. .......................................        9.00     10/15/03         331,650
          260   Millennium America Inc. .................................        9.25     06/15/08         243,100
                                                                                                      ------------
                                                                                                           574,750
                                                                                                      ------------
                Commercial Printing/Forms (0.2%)
        2,700   Premier Graphics Inc. (a) (c) ...........................       11.50     12/01/05          84,375
          950   Quebecor Media Inc. .....................................       11.125    07/15/11         992,750
                                                                                                      ------------
                                                                                                         1,077,125
                                                                                                      ------------
                Consumer/Business Services (0.7%)
        1,200   Anacomp, Inc. (Series B) (a) (c) ........................       10.875    04/01/04         204,000
        1,100   Anacomp, Inc. (Series D) (a) (c) ........................       10.875    04/01/04         187,000

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


   PRINCIPAL
   AMOUNT IN                                                              COUPON      MATURITY
   THOUSANDS                                                               RATE         DATE         VALUE
---------------------------------------------------------------------------------------------------------------
 $       2,640  Comforce Operating, Inc. ...........................       12.00 %   12/01/07    $  1,980,000
         1,035  Muzak LLC ..........................................        9.875    03/15/09         891,394
                                                                                                 ------------
                                                                                                    3,262,394
                                                                                                 ------------
                Containers/Packaging (0.3%)
         2,275  Owens-Illinois, Inc. ...............................        7.80     05/15/18       1,717,625
                                                                                                 ------------
                Diversified Manufacturing (0.4%)
         2,000  Eagle-Picher Industries, Inc. ......................        9.375    03/01/08         970,000
         2,588  Jordan Industries, Inc. (Series B) .................       11.75++   04/01/09       1,009,320
                                                                                                 ------------
                                                                                                    1,979,320
                                                                                                 ------------
                Drugstore Chains (0.2%)
         1,700  Rite Aid Corp. .....................................        7.70     02/15/27       1,190,000
                                                                                                 ------------
                Electric Utilities (0.1%)
            70  CMS Energy Corp. ...................................        7.50     01/15/09          68,337
           585  PG&E National Energy Group .........................       10.375    05/16/11         659,988
                                                                                                 ------------
                                                                                                      728,325
                                                                                                 ------------
                Electronic Components (0.0%)
           115  Flextronics International Ltd. .....................        9.875    07/01/10         119,600
                                                                                                 ------------
                Electronic Distributors (0.2%)
           830  BRL Universal Equipment ............................        8.875    02/15/08         854,900
         5,600  CHS Electronics, Inc. (a) (c) ......................        9.875    04/15/05         112,000
                                                                                                 ------------
                                                                                                      966,900
                                                                                                 ------------
                Electronic Equipment/Instruments (0.1%)
         2,230  High Voltage Engineering, Inc. .....................       10.75     08/15/04         724,750
                                                                                                 ------------
                Engineering and Constructions (0.2%)
           750  Encompass Service Corp. - 144A* ....................       10.50     05/01/09         551,250
         2,600  Metromedia Fiber Network, Inc. (Series B) ..........       10.00     11/15/08         572,000
                                                                                                 ------------
                                                                                                    1,123,250
                                                                                                 ------------
                Environmental Services (0.5%)
           965  Allied Waste North America, Inc. (Series B) ........       10.00     08/01/09         977,063
         1,550  Waste Management, Inc. .............................        7.375    08/01/10       1,657,531
                                                                                                 ------------
                                                                                                    2,634,594
                                                                                                 ------------
                Finance/Rental/Leasing (0.7%)
  EUR    1,210  CIT Group Inc. .....................................        5.50     05/16/05       1,128,131
 $         580  Ford Motor Credit Corp. ............................        7.250    10/25/11         584,026

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


   PRINCIPAL
   AMOUNT IN                                                            COUPON    MATURITY
   THOUSANDS                                                             RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------
 $       1,025  Ford Motor Credit Corp. ............................  7.375%     10/28/09    $  1,039,625
           675  Household Finance Corp. ............................  8.00       07/15/10         759,572
                                                                                             ------------
                                                                                                3,511,354
                                                                                             ------------
                Financial Conglomerates (0.7%)
  GBP    2,000  General Electric Capital Corp. .....................  6.25       09/01/09       3,073,801
 $         545  General Motors Acceptance Corp. ....................  8.00       11/01/31         549,647
                                                                                             ------------
                                                                                                3,623,448
                                                                                             ------------
                Food Distributors (0.3%)
         1,300  Volume Services of America Inc. .................... 11.25       03/01/09       1,248,000
                                                                                             ------------
                Food Retail (0.5%)
           695  Albertson's, Inc. ..................................  7.50       02/15/11         770,361
         2,250  Big V Supermarkets, Inc. (Series B) (a) (c) ........ 11.00       02/15/04         337,500
         1,130  Kroger Co. .........................................  6.80       04/01/11       1,205,146
                                                                                             ------------
                                                                                                2,313,007
                                                                                             ------------
                Food: Major Diversified (0.1%)
           705  Kellogg Co. ........................................  6.60       04/01/11         747,430
                                                                                             ------------
                Food: Meat/Fish/Dairy (0.3%)
           775  Michael Foods, Inc. ................................ 11.75       04/01/11         821,500
           755  SmithField Foods Inc. ..............................  7.625      02/15/08         743,675
           125  SmithField Foods Inc. - 144A* ......................  8.00       10/15/09         129,688
                                                                                             ------------
                                                                                                1,694,863
                                                                                             ------------
                Forest Products (0.5%)
           245  Louisiana Pacific Corp. ............................  8.875      08/15/10         227,180
           720  Louisiana Pacific Corp. ............................ 10.875      11/15/08         651,600
         1,485  Tembec Industries Inc. .............................  8.50       02/01/11       1,562,963
                                                                                             ------------
                                                                                                2,441,743
                                                                                             ------------
                Home Building (0.9%)
         1,070  Beazer Homes USA, Inc, .............................  8.625      05/15/11       1,086,050
         1,200  Centex Corp. .......................................  7.875      02/01/11       1,226,044
           930  Schuler Homes - 144A* ..............................  9.375      07/15/09         943,950
         1,300  Toll Corp. .........................................  8.25       02/01/11       1,283,750
                                                                                             ------------
                                                                                                4,539,794
                                                                                             ------------

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


   PRINCIPAL
   AMOUNT IN                                                            COUPON    MATURITY
   THOUSANDS                                                             RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------
                Hospital/Nursing Management (0.4%)
 $      1,275   HCA-The Healthcare Co. .............................  7.875%     02/01/11    $  1,370,625
          645   Tenet Healthcare Corp. - 144A* .....................  6.875      11/15/31         585,725
                                                                                             ------------
                                                                                                1,956,350
                                                                                             ------------
                Hotels/Resorts/Cruiselines (0.2%)
        2,700   Epic Resorts LLC (Series B) (a) (c) ................ 13.00       06/15/05         405,000
          750   HMH Properties, Inc. ...............................  7.875      08/01/08         646,875
                                                                                             ------------
                                                                                                1,051,875
                                                                                             ------------
                Industrial Conglomerates (0.1%)
          565   Honeywell International, Inc. ......................  6.125      11/01/11         572,280
                                                                                             ------------
                Industrial Specialties (0.4%)
        1,100   Cabot Safety Corp. ................................. 12.50       07/15/05       1,045,000
        1,000   International Wire Group, Inc. (Series B) .......... 11.75       06/01/05         870,000
                                                                                             ------------
                                                                                                1,915,000
                                                                                             ------------
                Internet Software/Services (0.2%)
        1,800   Exodus Communications, Inc. (a) (c) ................ 11.625      07/15/10         391,500
        2,715   Globix Corp. ....................................... 12.50       02/01/10         543,000
        1,700   PSINET, Inc. (a) (c) ............................... 11.00       08/01/09         119,000
                                                                                             ------------
                                                                                                1,053,500
                                                                                             ------------
                Investment Banks/Brokers (0.2%)
        1,105   Goldman Sachs Group, Inc. ..........................  6.875      01/15/11       1,165,729
                                                                                             ------------
                Life/Health Insurance (0.2%)
          825   Prudential Financial, Inc. - 144A* .................  8.30       07/01/25         908,994
                                                                                             ------------
                Managed Health Care (0.5%)
        1,845   Aetna Inc. .........................................  7.875      03/01/11       1,877,120
          515   Healthnet Inc. .....................................  8.375      04/15/11         551,007
                                                                                             ------------
                                                                                                2,428,127
                                                                                             ------------
                Media Conglomerates (0.4%)
          600   AOL Time Warner Inc. ...............................  6.75       04/15/11         628,794
          610   Nextmedia Operating Inc. - 144A* ................... 10.75       07/01/11         610,000
          530   Time Warner Co. Inc. ...............................  7.57       02/01/24         550,478
                                                                                             ------------
                                                                                                1,789,272
                                                                                             ------------
                Media Distributors (0.0%)
          195   Amerisource Bergen Corp. - 144A* ...................  8.125      09/01/08         204,750
                                                                                             ------------

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


   PRINCIPAL
   AMOUNT IN                                                                COUPON     MATURITY
   THOUSANDS                                                                 RATE        DATE         VALUE
----------------------------------------------------------------------------------------------------------------
                Medical Specialties (0.0%)
 $      5,100   Mediq Inc./PRN Life Support Services Inc. (a) (c) ..... 11.00 %       06/01/08    $     51,000
                                                                                                  ------------
                Medical/Nursing Services (0.2%)
        1,200   Fresenius Medical Capital Trust .......................  7.875        06/15/11       1,194,000
                                                                                                  ------------
                Motor Vehicles (0.2%)
          450   DaimlerChrysler North America Holdings ................  7.20         09/01/09         451,739
          590   Ford Motor Co. ........................................  7.450        07/16/31         551,645
                                                                                                  ------------
                                                                                                     1,003,384
                                                                                                  ------------
                Movies/Entertainment (0.2%)
          995   Alliance Atlantis Communications Inc. ................. 13.00         12/15/09       1,034,800
                                                                                                  ------------
                Office Equipment/Supplies (0.0%)
        6,890   Mosler, Inc. (a) (c) .................................. 11.00         04/15/03               -
                                                                                                  ------------
                Oil & Gas Drilling (0.0%)
          150   Westport Resources Corp. - 144A* ......................  8.25         11/01/11         150,000
                                                                                                  ------------
                Oil & Gas Production (0.2%)
        1,240   Chesapeake Energy Corp. ...............................  8.125        04/01/11       1,209,000
                                                                                                  ------------
                Oilfield Services/Equipment (0.1%)
          170   Hanover Equipment Trust - 144A* .......................  8.50         09/01/08         177,650
          175   Hanover Equipment Trust - 144A* .......................  8.75         09/01/11         182,000
                                                                                                  ------------
                                                                                                       359,650
                                                                                                  ------------
                Other Consumer Specialties (0.3%)
        1,960   Samsonite Corp. ....................................... 10.75         06/15/08       1,342,600
                                                                                                  ------------
                Other Metals/Minerals (0.2%)
          740   Phelps Dodge Corp. ....................................  8.75         06/01/11         672,471
          380   Murrin Murrin Holdings Property Ltd. ..................  9.375        08/31/07         278,350
                                                                                                  ------------
                                                                                                       950,821
                                                                                                  ------------
                Pharmaceuticals: Major (0.3%)
          825   American Home Products Corp. ..........................  6.70         03/15/11         885,201
          400   Bowater Canada Finance - 144A* ........................  7.95         11/15/11         398,732
                                                                                                  ------------
                                                                                                     1,283,933
                                                                                                  ------------
                Property-Casualty Insurers (0.2%)
          950   Florida Windstorm Underwriting Assoc. - 144A* .........  7.125        02/25/19         991,080
                                                                                                  ------------
                Publishing: Books/Magazine (0.2%)
        1,190   Primedia Inc. .........................................  8.875        05/15/11         963,900
                                                                                                  ------------

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


   PRINCIPAL
   AMOUNT IN                                                                   COUPON      MATURITY
   THOUSANDS                                                                    RATE         DATE         VALUE
--------------------------------------------------------------------------------------------------------------------
                Publishing: Newspapers (0.1%)
 $        275   Belo Corp. ..............................................        8.00 %   11/01/08    $    275,481
                                                                                                      ------------
                Pulp & Paper (0.1%)
          700   Norske Skog - 144A* .....................................        8.625    06/15/11         725,375
                                                                                                      ------------
                Real Estate Development (0.1%)
          785   CB Richard Ellis Services, Inc. - 144A* .................       11.25     06/15/11         667,250
                                                                                                      ------------
                Real Estate Investment Trust (0.3%)
          715   EOP Operating L.P. ......................................        6.763    06/15/07         751,893
          420   Istar Financial Inc. ....................................        8.75     08/15/08         421,107
          380   Simon Property Group LP .................................        6.375    11/15/07         384,038
                                                                                                      ------------
                                                                                                         1,557,038
                                                                                                      ------------
                Recreational Products (0.2%)
        1,000   International Game Technology ...........................        8.375    05/15/09       1,047,500
                                                                                                      ------------
                Restaurants (0.5%)
       48,756   American Restaurant Group Holdings, Inc. - 144A* (d) ....        0.00     12/15/05       2,437,795
        5,200   FRD Acquisition Corp. (Series B) (a) (c) ................       12.50     07/15/04          52,000
                                                                                                      ------------
                                                                                                         2,489,795
                                                                                                      ------------
                Retail - Specialty (0.2%)
        1,300   Pantry, Inc. ............................................       10.25     10/15/07       1,196,000
                                                                                                      ------------
                Semiconductors (0.1%)
          325   Fairchild Semiconductor Corp. ...........................       10.50     02/01/09         331,500
                                                                                                      ------------
                Service to the Health Industry (0.1%)
          500   Anthem Insurance - 144A* ................................        9.125    04/01/10         546,501
                                                                                                      ------------
                Specialty Stores (0.1%)
          430   Autonation, Inc. - 144A* ................................        9.00     08/01/08         423,550
                                                                                                      ------------
                Specialty Telecommunications (1.1%)
        6,500   Birch Telecom Inc. ......................................       14.00     06/15/08       1,300,000
        1,800   DTI Holdings Inc. (Series B) ............................       12.50++   03/01/08         126,000
       16,300   Firstworld Communications, Inc. .........................       13.00++   04/15/08         815,000
        1,000   Intermedia Communication Inc. ...........................       11.25++   07/15/07         990,000
        1,400   McLeodUSA Inc. ..........................................       12.00     07/15/08         364,000
          660   McLeodUSA Inc. ..........................................       11.375    01/01/09         178,200
        1,500   Pac-West Telecommunications Group, Inc. .................       13.50     02/01/09         420,000
        1,050   Primus Telecommunications Group, Inc. ...................       12.75     10/15/09         199,500
        1,875   Primus Telecommunications Group, Inc. (Series B) ........        9.875    05/15/08         356,250

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


   PRINCIPAL
   AMOUNT IN                                                             COUPON      MATURITY
   THOUSANDS                                                              RATE         DATE         VALUE
--------------------------------------------------------------------------------------------------------------
 $        700   Qwest Capital Funding ..............................        7.25 %  02/15/11    $    716,902
          175   Qwest Capital Funding ..............................        7.90    08/15/10         186,573
        3,800   Viatel, Inc. (a) (c) ...............................       11.25    04/15/08           9,500
          800   Viatel, Inc. (a) (c) ...............................       11.50    03/15/09           2,000
                                                                                                ------------
                                                                                                   5,663,925
                                                                                                ------------
                Telecommunication Equipment (0.6%)
        2,500   SBA Communications Corp. ...........................       12.00++  03/01/08       1,750,000
        3,400   Spectrasite Holdings, Inc. .........................       12.00++  07/15/08       1,122,000
        4,570   World Access, Inc. (a) (c) (d) .....................       13.25    01/15/08          45,700
                                                                                                ------------
                                                                                                   2,917,700
                                                                                                ------------
                Telecommunications (1.2%)
        1,500   Covad Communications Group, Inc. (a) (c) ...........       12.50    02/15/09         345,000
        5,900   e. Spire Communications, Inc. (a) (c) ..............       13.75    07/15/07         826,000
        2,590   Focal Communications Corp. (Series B) ..............       12.125++ 02/15/08         699,300
        1,300   Hyperion Telecommunication, Inc. (Series B) ........       12.25    09/01/04         325,000
        1,000   MGC Communications, Inc. ...........................       13.00    04/01/10         150,000
        1,925   NextLink Communications LLC ........................       10.75    06/01/09         385,000
        2,395   NTL Communications Corp. (Series B) ................       11.875   10/01/10       1,389,100
        5,400   Rhythms Netconnections, Inc. (a) (c) ...............       12.75    04/15/09         580,500
        1,200   Startec Global Communications Corp. ................       12.00    05/15/08          48,000
          805   Talton Holdings, Inc. (Series B) ...................       11.00    06/30/07         483,000
          580   WorldCom, Inc. .....................................        8.25    05/15/31         593,894
                                                                                                ------------
                                                                                                   5,824,794
                                                                                                ------------
                Truck/Construction/Farm Machinery (0.3%)
        1,980   J.B. Poindexter & Co., Inc. ........................       12.50    05/15/04       1,603,800
                                                                                                ------------
                Wholesale Distributors (0.1%)
          580   Burhmann US Inc. ...................................       12.25    11/01/09         527,800
                                                                                                ------------
                Wireless Communications (0.4%)
          650   AT&T Wireless Services .............................        7.875   03/01/11         703,318
          680   American Cellular Corp. ............................        9.50    10/15/09         683,400
       21,800   CellNet Data Systems Inc. (a) (c) ..................       14.00++  10/01/07          27,250
        1,000   Globalstar LP/Capital Corp. (c) ....................       10.75    11/01/04          85,000
        1,850   Globalstar LP/Capital Corp. (c) ....................       11.50    06/01/05         157,250
        3,500   Orbcomm Global LP/Capital Corp. (a) (c) ............       14.00    08/15/04          52,500
        5,850   USA Mobile Communications Holdings, Inc. (c) .......       14.00    11/01/04         292,500
        2,255   Winstar Communications, Inc. (a) ...................       14.75++  04/15/10           8,456

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


   PRINCIPAL
   AMOUNT IN                                                        COUPON     MATURITY
   THOUSANDS                                                         RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------
 $       2,400  Winstar Communications, Inc. (a) (c) .......... 12.75 %        04/15/10   $     15,000
                                                                                          ------------
                                                                                             2,024,674
                                                                                          ------------
                TOTAL CORPORATE BONDS (Cost $260,776,681) ............................     109,607,353
                                                                                          ------------
                MORTGAGE-BACKED SECURITIES (18.0%)
                Federal Home Loan Mortgage Corp. (0.3%)
         1,181   ..............................................  7.00          06/01/04      1,219,765
           529   ..............................................  8.00          10/01/24        559,446
                                                                                          ------------
                                                                                             1,779,211
                                                                                          ------------
                Federal National Mortgage Assoc. (b) (13.9%)
            16   ..............................................  6.00          04/01/13         16,150
  AUD    8,740   ..............................................  6.50          07/10/02      4,468,722
 $      10,728   ..............................................  6.50          05/01/31     11,033,598
  GBP    4,670   ..............................................  6.875         06/07/02      6,902,235
 $       3,683   ..............................................  7.00         10/01/08-
                                                                               04/01/17      3,842,581
         6,463   ..............................................  7.50          11/01/22      6,765,680
        31,029   ..............................................  8.00         11/01/01-
                                                                               02/01/31     32,778,472
         3,844   ..............................................  8.50          07/01/17      4,080,125
                                                                                          ------------
                                                                                            69,887,563
                                                                                          ------------
                Government National Mortgage Assoc. (3.8%)
         1,268   ..............................................  7.00          03/15/29      1,322,157
        11,193   ..............................................  7.50         05/15/17-
                                                                               07/20/25     11,757,143
         4,965   ..............................................  8.00         04/15/22-
                                                                               03/15/30      5,253,540
           852   ..............................................  8.50          08/15/22        905,203
                                                                                          ------------
                                                                                            19,238,043
                                                                                          ------------
                TOTAL MORTGAGE-BACKED SECURITIES (Cost $89,008,298) ..................      90,904,817
                                                                                          ------------
                U.S. GOVERNMENT AGENCIES & OBLIGATIONS (21.9%)
                Federal Home Loan Banks (2.6%)
         5,000   ..............................................  6.37          09/25/07      5,537,040
         5,000   ..............................................  6.385         10/23/07      5,541,790
         2,000   ..............................................  5.45          01/12/09      2,103,890
                                                                                          ------------
                                                                                            13,182,720
                                                                                          ------------

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


   PRINCIPAL
   AMOUNT IN                                                            COUPON     MATURITY
   THOUSANDS                                                             RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------------
                Federal National Mortgage Assoc. (4.8%)
 $     10,300    ................................................... 7.25 %       01/15/10-
                                                                                   05/15/30   $ 12,601,359
        8,800    ................................................... 7.125         01/15/30     10,653,694
        1,000   Principal Strips  .................................. 0.00          02/12/04        929,219
                                                                                              ------------
                                                                                                24,184,272
                                                                                              ------------
       13,475   Financing Corp. (2.3%) ............................. 0.00         03/07/05-
                                                                                   04/06/06     11,610,813
                                                                                              ------------
        2,320   Tennessee Valley Authority (0.5%) .................. 0.00          01/15/03      2,244,458
                                                                                              ------------
                U. S. Treasury Bonds (11.7%)
       14,780    ................................................... 8.75         05/15/20-
                                                                                   08/15/20     21,443,531
       61,500   Principal Strips ................................... 0.00         02/15/06-
                                                                                   11/15/15     37,718,444
                                                                                              ------------
                                                                                                59,161,975
                                                                                              ------------
                TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost $102,925,400) .........     110,384,238
                                                                                              ------------
                TOTAL UNITED STATES (Cost $452,710,379)...................................     310,896,408
                                                                                              ------------
                TOTAL GOVERNMENT & CORPORATE BONDS (Cost $657,065,206)....................     478,850,322
                                                                                              ------------

  NUMBER OF
   SHARES
-------------
              COMMON STOCKS (E) (0.1%)
              Apparel/Footwear Retail (0.0%)
  1,310,596   County Seat Stores, Inc. (d) ...............................................          11,795
                                                                                              ------------
              Casino/Gambling (0.0%)
     10,773   Fitzgerald Gaming Corp. (Class D) ..........................................              11
                                                                                              ------------
              Food: Specialty/Candy (0.0%)
      2,423   SFAC New Holdings Inc.* (d) ................................................             606
        445   SFFB Holdings Inc. (d) .....................................................               4
    198,750   Specialty Foods Acquisition Corp. - 144A* ..................................           1,988
                                                                                              ------------
                                                                                                     2,598
                                                                                              ------------
              Medical/Nursing Services (0.0%)
    512,862   Raintree Healthcare Corp. (d) ..............................................           4,616
                                                                                              ------------
              Restaurants (0.0%)
      6,000   American Restaurant Group Holdings, Inc. - 144A* ...........................           1,500
                                                                                              ------------

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 NUMBER OF
  SHARES                                                                      VALUE
----------------------------------------------------------------------------------------
           Specialty Telecommunications (0.0%)
  37,335   Versatel Telecom International NV (Netherlands) ............   $     37,335
  20,110   World Access, Inc. (d) .....................................            141
                                                                          ------------
                                                                                37,476
                                                                          ------------
           Telecommunications (0.1%)
 510,859   Focal Communications .......................................        265,646
                                                                          ------------
           Telecommunications Equipment (0.0%)
 196,000   FWT, Inc. (Class A) (d) ....................................          1,960
                                                                          ------------
           Textiles (0.0%)
 298,462   United States Leather, Inc. (d) ............................          2,985
                                                                          ------------
           Wireless Communications (0.0%)
 911,169   Arch Wireless, Inc. ........................................         30,068
  43,277   Vast Solutions, Inc. (Class B1) (d) ........................            433
  43,277   Vast Solutions, Inc. (Class B2) (d) ........................            433
  43,277   Vast Solutions, Inc. (Class B3) (d) ........................            433
                                                                          ------------
                                                                                31,367
                                                                          ------------
           TOTAL COMMON STOCKS (Cost $57,469,329)......................        359,954
                                                                          ------------
           CONVERTIBLE PREFERRED STOCKS (0.0%)
           Oil & Gas Production
     989   XCL Ltd.+ - 144A* ..........................................            495
   5,000   XCL Ltd. (Units)# - 144A* ..................................          2,500
                                                                          ------------
           TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,000,778)........          2,995
                                                                          ------------
           NON-CONVERTIBLE PREFERRED STOCKS (1.1%)
           Broadcasting (0.2%)
     107   Paxson Communications ......................................        952,300
                                                                          ------------
           Cellular Telephone (0.1%)
     229   Dobson Communication Corp. (Series A) ......................        233,580
   1,051   Nextel Communications, Inc. (Series D) .....................        457,259
                                                                          ------------
                                                                               690,839
                                                                          ------------
           Electric Utilities (0.2%)
   1,109   TNP Enterprises, Inc. ......................................      1,186,630
                                                                          ------------
           Publishing: Books/Magazine (0.0%)
     975   Primedia Inc. (Series D) ...................................         47,775
                                                                          ------------
           Restaurants (0.1%)
   2,395   American Restaurant Group Holdings, Inc. (Series B)+........        239,550
                                                                          ------------

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


  NUMBER OF
   SHARES                                                                        VALUE
-------------------------------------------------------------------------------------------
             Specialty Telecommunications (0.2%)
     1,085   Broadwing Communications, Inc. (Series B) ..................    $    716,100
    26,780   XO Communications, Inc. ....................................         107,122
                                                                             ------------
                                                                                  823,222
                                                                             ------------
             Telecommunications Equipment (0.3%)
 2,244,200   FWT, Inc. (Series A) (d) ...................................       1,458,730
                                                                             ------------
             TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $16,195,338)...       5,399,046
                                                                             ------------


 NUMBER OF                                                     EXPIRATION
  WARRANTS                                                        DATE
-----------                                                   -----------
            WARRANTS (E) (0.0%)
            Aerospace & Defense (0.0%)
    1,000   Sabreliner Corp. - 144A* ......................    04/15/03      $     10,000
                                                                             ------------
            Broadcasting (0.0%)
    4,000   UIH Australia/Pacific Inc. ....................    05/15/06             1,000
      800   XM Satellite Radio Holdings Inc. - 144A* ......    03/15/10               200
                                                                             ------------
                                                                                    1,200
                                                                             ------------
            Cable/Satellite TV (0.0%)
      965   ONO Finance PLC (Rights) - 144A* ..............    02/15/11            38,600
                                                                             ------------
            Casino/Gambling (0.0%)
   68,000   Aladdin Gaming Enterprises, Inc. - 144A* ......    03/01/10               680
    3,250   Resort at Summerlin - 144A* ...................    12/15/07                33
                                                                             ------------
                                                                                      713
                                                                             ------------
            Cellular Telephone (0.0%)
    5,300   McCaw International Ltd. - 144A* ..............    04/15/07                53
                                                                             ------------
            Electric Utilities (0.0%)
      965   TNP Enterprises Inc. - 144A* ..................    04/01/11            28,950
                                                                             ------------
            Hotels/Resorts (0.0%)
    2,700   Epic Resorts LLC/Capital - 144A* ..............    06/15/05                27
                                                                             ------------
            InternetSoftware/Services (0.0%)
   16,300   Verado Holdings Inc. - 144A* ..................    04/15/08               163
                                                                             ------------
            Restaurants (0.0%)
    1,500   American Restaurant Group Holdings, Inc. - 144A*   08/15/08                15
                                                                             ------------

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 NUMBER OF                                                               EXPIRATION
 WARRANTS                                                                  DATE                 VALUE
--------------------------------------------------------------------------------------------------------
           Specialty Telecommunications (0.0%)
   6,500   Birch Telecom Inc. - 144A* ................................    06/15/08         $         65
   3,520   GT Group Telecom Inc. - 144A* (Canada) ....................    02/01/10               17,600
                                                                                           ------------
                                                                                                 17,665

                                                                                           ------------
           Telecommunications (0.0%)

   1,200   Startec Global Communications Corp. - 144A* ...............    05/15/08                   12
                                                                                           ------------
           Total Warrants (Cost $441,160) ........................................               97,398
                                                                                           ------------


 PRINCIPAL
 AMOUNT IN                                                         COUPON      MATURITY
 THOUSANDS                                                          RATE         DATE
-----------                                                     ------------ ------------
            SHORT-TERM INVESTMENTS (0.9%)
            U.S. GOVERNMENT OBLIGATION (0.0%)
   $  250   U.S. Treasury Bill (Cost $249,781) ................ 2.25 %        11/15/01     $    249,781
                                                                                           ------------
            REPURCHASE AGREEMENTS (0.9%)
    2,721   Joint repurchase agreement account (dated 10/31/01;
              proceeds $2,721,197) (f)
              (Cost $2,721,000) ............................... 2.607         11/01/01        2,721,000
                                                                                           ------------
    1,753   The Bank of New York (dated 10/31/01;
              proceeds $1,752,695) (g)
              (Cost $1,752,573) ............................... 2.50          11/01/01        1,752,573
                                                                                           ------------
            TOTAL REPURCHASE AGREEMENTS (Cost $4,473,573).................                    4,473,573
                                                                                           ------------
            TOTAL SHORT-TERM INVESTMENTS (Cost $4,723,354) ...............                    4,723,354
                                                                                           ------------
            TOTAL INVESTMENTS (Cost $736,895,165) (h).....................     97.0%        489,433,069
            OTHER ASSETS IN EXCESS OF LIABILITIES ........................      3.0          15,021,966
                                                                                           ------------
            NET ASSETS ...................................................    100.0%       $504,455,035
                                                                                           ============

------------
 *   Resale is restricted to qualified institutional investors.
 # Consists of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
 +   Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future date.
(a)  Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts and securities purchased on a forward commitment basis.
(c)  Non-income producing security; bond in default.
(d)  Acquired through exchange offer.
(e)  Non-income producing securities.
(f)  Collateralized by federal agency and U.S. Treasury obligations.
(g) Collateralized by $1,355,639 U.S. Treasury Note 7.50% due 11/15/16 valued at $1,787,629.
(h) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $18,216,744 and the aggregate gross unrealized depreciation is $265,678,840, resulting in net unrealized depreciation of $247,462,096.

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2001:


   NUMBER OF    LONG/            DESCRIPTION, DELIVERY            UNDERLYING FACE    UNREALIZED
   CONTRACTS    SHORT                MONTH AND YEAR               AMOUNT AT VALUE    GAIN/LOSS
------------------------------------------------------------------------------------------------
   75            Long  US Treasury Note 5 Year, December 2001    $ 8,239,454       $  88,763
   60            Long  US Treasury Note 2 Year, December 2001     12,732,187         151,743
 (207)          Short  US Treasury Note 10 Year, December 2001   (23,083,735)       (534,906)
  (21)          Short  US Treasury Bond, December 2001            (2,319,188)       (121,147)
                                                                                   ---------
Net unrealized loss ............................................................   $(415,547)
                                                                                   =========

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2001:


        CONTRACTS           IN EXCHANGE    DELIVERY     UNREALIZED
       TO DELIVER               FOR          DATE      APPRECIATION
-------------------------------------------------------------------
   EUR     3,650,000        $3,292,300    02/01/2002    $16,340
   NOK    88,240,000        $9,904,702    01/18/2002     82,527
                                                        -------
 Total unrealized appreciation ....................     $98,867
                                                        =======


Currency Abbreviations:
-----------------------
 AUD   Australian Dollar.
 CAD   Canadian Dollar.
 DKK   Danish Krone.
 EUR   Euro.
 GBP   British Pound.
 NOK   Norwegian Krone.
 SEK   Swedish Krone.


                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:
Investments in securities, at value
 (cost $736,895,165) .....................................................    $  489,433,069
Unrealized appreciation on open forward foreign currency contracts .......            98,867
Cash (including foreign currency of $120,497) ............................         3,413,383
Receivable for:
  Interest ...............................................................         9,708,860
  Investments sold .......................................................         7,748,152
  Shares of beneficial interest sold .....................................           431,829
  Compensated forward foreign currency contracts .........................            23,971
Prepaid expenses and other assets ........................................            49,279
                                                                              --------------
  TOTAL ASSETS ...........................................................       510,907,410
                                                                              --------------
LIABILITIES:
Payable for:
  Shares of beneficial interest repurchased ..............................         2,809,163
  Investments purchased ..................................................         2,325,845
  Compensated forward foreign currency contracts .........................           371,939
  Distribution fee  ......................................................           367,481
  Investment management fee ..............................................           183,193
Variation margin payable .................................................           184,033
Accrued expenses and other payables  .....................................           210,721
                                                                              --------------
  TOTAL LIABILITIES ......................................................         6,452,375
                                                                              --------------
  NET ASSETS .............................................................    $  504,455,035
                                                                              ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................................    $  850,192,914
Net unrealized depreciation ..............................................      (247,760,196)
Dividends in excess of net investment income .............................        (4,345,185)
Accumulated net realized loss  ...........................................       (93,632,498)
                                                                              --------------
  NET ASSETS .............................................................    $  504,455,035
                                                                              ==============
CLASS A SHARES:
Net Assets ...............................................................    $   29,769,462
Shares Outstanding (unlimited authorized, $.01 par value) ................         4,883,316
  NET ASSET VALUE PER SHARE ..............................................             $6.10
                                                                                       =====
  MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 4.44% of net asset value) ........................             $6.37
                                                                                       =====
CLASS B SHARES:
Net Assets ...............................................................      $454,883,225
Shares Outstanding (unlimited authorized, $.01 par value) ................        74,555,238
  NET ASSET VALUE PER SHARE ..............................................             $6.10
                                                                                       =====
CLASS C SHARES:
Net Assets ...............................................................       $12,753,598
Shares Outstanding (unlimited authorized, $.01 par value) ................         2,092,616
  NET ASSET VALUE PER SHARE ..............................................             $6.09
                                                                                       =====
CLASS D SHARES:
Net Assets ...............................................................        $7,048,750
Shares Outstanding (unlimited authorized, $.01 par value) ................         1,153,256
  NET ASSET VALUE PER SHARE ..............................................             $6.11
                                                                                       =====

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
For the year ended October 31, 2001


NET INVESTMENT INCOME:
INCOME
Interest .................................................................................    $  53,043,398
Dividends ................................................................................           44,000
                                                                                              -------------
  TOTAL INCOME ...........................................................................       53,087,398
                                                                                              -------------

EXPENSES
Distribution fee (Class A shares) ........................................................           55,913
Distribution fee (Class B shares) ........................................................        4,342,636
Distribution fee (Class C shares) ........................................................          109,506
Investment management fee  ...............................................................        2,226,716
Transfer agent fees and expenses .........................................................          601,361
Shareholder reports and notices ..........................................................          107,584
Registration fees  .......................................................................           96,870
Professional fees  .......................................................................           78,376
Custodian fees ...........................................................................           63,923
Trustees' fees and expenses  .............................................................           15,527
Other ....................................................................................           32,279
                                                                                              -------------
  TOTAL EXPENSES .........................................................................        7,730,691

Less: amounts waived .....................................................................          (90,000)
                                                                                              -------------
  NET EXPENSES ...........................................................................        7,640,691
                                                                                              -------------
  NET INVESTMENT INCOME ..................................................................       45,446,707
                                                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments ............................................................................      (56,843,073)
  Futures contracts ......................................................................          407,701
  Foreign exchange transactions  .........................................................       (2,908,524)
                                                                                              -------------
  NET LOSS ...............................................................................      (59,343,896)
                                                                                              -------------
Net change in unrealized appreciation/depreciation on:
  Investments ............................................................................      (18,339,851)
  Futures contracts ......................................................................         (415,547)
  Translation of forward foreign currency contracts, other assets and liabilities
    denominated in foreign currencies ....................................................          807,826
                                                                                              -------------
  NET DEPRECIATION .......................................................................      (17,947,572)
                                                                                              -------------
  NET LOSS ...............................................................................      (77,291,468)
                                                                                              -------------
NET DECREASE .............................................................................    $ (31,844,761)
                                                                                              =============

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS


                                                                                            FOR THE YEAR       FOR THE YEAR
                                                                                                ENDED             ENDED
                                                                                          OCTOBER 31, 2001   OCTOBER 31, 2000
                                                                                         ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..................................................................    $ 45,446,707       $ 65,148,588
Net realized loss ......................................................................     (59,343,896)       (30,585,523)
Net change in unrealized depreciation ..................................................     (17,947,572)       (84,332,489)
                                                                                            ------------       ------------
  NET DECREASE .........................................................................     (31,844,761)       (49,769,424)
                                                                                            ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A shares .......................................................................      (1,321,334)        (1,450,663)
  Class B shares .......................................................................     (23,447,359)       (52,380,875)
  Class C shares .......................................................................        (638,996)        (1,259,557)
  Class D shares .......................................................................        (205,884)          (194,544)
Paid-in-capital:
  Class A shares .......................................................................        (960,700)          (131,489)
  Class B shares .......................................................................     (17,047,827)        (4,747,855)
  Class C shares .......................................................................        (464,594)          (114,168)
  Class D shares .......................................................................        (149,692)           (17,634)
                                                                                            ------------       ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ....................................................     (44,236,386)       (60,296,785)
                                                                                            ------------       ------------
Net decrease from transactions in shares of beneficial interest ........................     (14,080,831)      (197,194,430)
                                                                                            ------------       ------------
  NET DECREASE .........................................................................     (90,161,978)      (307,260,639)

NET ASSETS:
Beginning of period ....................................................................     594,617,013        901,877,652
                                                                                            ------------       ------------
END OF PERIOD
(Including dividends in excess of net investment income of $4,345,185 and $3,126,277,
respectively.) .........................................................................    $504,455,035       $594,617,013
                                                                                            ============       ============

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Diversified Income Trust (the "Fund"), formerly Morgan Stanley Dean Witter Diversified Income Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seek to maximize total return, but only when consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service;

MORGAN STANLEY DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS - A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses

MORGAN STANLEY DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

G. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

The Investment Manager agreed to waive $90,000 in expenses as part of its acquisition of Morgan Stanley Dean Witter World Wide Income Trust ("World Wide") (See Note 8).

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc., (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.85% of the lesser of: (a) the average daily aggregate gross sales of the

MORGAN STANLEY DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $21,360,500 at October 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.79%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of approximately $1,600, $1,071,100 and $5,000, respectively and received approximately $43,000 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $572,800,927 and $572,173,245, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $208,624,810 and $201,683,078, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $11,500.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of

MORGAN STANLEY DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED


retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,260. At October 31, 2001, the Fund had an accrued pension liability of $84,863 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                FOR THE YEAR                       FOR THE YEAR
                                                                   ENDED                              ENDED
                                                              OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                     ---------------------------------- ----------------------------------
                                                          SHARES            AMOUNT            SHARES            AMOUNT
                                                     ---------------- -----------------  ---------------- -----------------
CLASS A SHARES
Sold ...............................................     24,119,959    $  159,314,740        16,027,157    $  121,559,975
Reinvestment of dividends and distributions ........        148,935           937,006            78,885           604,053
Acquisition of Morgan Stanley Dean Witter World Wide
 Income Trust ......................................      3,638,880        23,497,752                 -                 -
Redeemed ...........................................    (24,935,950)     (163,827,889)      (16,870,559)     (128,128,766)
                                                        -----------    --------------       -----------    --------------
Net increase (decrease) - Class A ..................      2,971,824        19,921,609          (764,517)       (5,964,738)
                                                        -----------    --------------       -----------    --------------

CLASS B SHARES
Sold ...............................................     25,354,450       165,232,153        30,585,618       235,249,712
Reinvestment of dividends and distributions ........      2,550,495        16,390,453         3,104,016        23,959,224
Acquisition of Morgan Stanley Dean Witter World Wide
 Income Trust ......................................      6,442,147        41,635,044                 -                 -
Redeemed ...........................................    (40,838,471)     (263,689,883)      (57,995,493)     (448,750,812)
                                                        -----------    --------------       -----------    --------------
Net decrease - Class B .............................     (6,491,379)      (40,432,233)      (24,305,859)     (189,541,876)
                                                        -----------    --------------       -----------    --------------

CLASS C SHARES
Sold ...............................................      2,285,325        15,308,131         1,559,481        11,632,644
Reinvestment of dividends and distributions ........         87,763           562,685            92,656           709,891
Acquisition of Morgan Stanley Dean Witter World Wide
 Income Trust ......................................        148,730           959,611                 -                 -
Redeemed ...........................................     (2,483,869)      (16,469,257)       (1,984,780)      (14,956,054)
                                                        -----------    --------------       -----------    --------------
Net increase (decrease) - Class C ..................         37,949           361,170          (332,643)       (2,613,519)
                                                        -----------    --------------       -----------    --------------

CLASS D SHARES
Sold ...............................................      2,152,530        13,440,047         6,633,983        53,098,178
Reinvestment of dividends and distributions ........         33,204           209,002            14,355           111,419
Acquisition of Morgan Stanley Dean Witter World Wide
 Income Trust ......................................      1,113,962         7,209,129                 -                 -
Redeemed ...........................................     (2,360,163)      (14,789,555)       (6,562,867)      (52,283,894)
                                                        -----------    --------------       -----------    --------------
Net increase - Class D .............................        939,533         6,068,623            85,471           925,703
                                                        -----------    --------------       -----------    --------------
Net decrease in Fund ...............................     (2,542,073)   $  (14,080,831)      (25,317,548)   $ (197,194,430)
                                                        ===========    ==============       ===========    ==============

MORGAN STANLEY DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED


6. FEDERAL INCOME TAX STATUS

At October 31, 2001, the Fund had a net capital loss carryover of approximately $94,019,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:


                                      AMOUNT IN THOUSANDS
------------------------------------------------------------------------------------------------
   2002        2003        2004        2005        2006        2007         2008         2009
---------   ---------   ---------   ---------   ---------   ----------   ----------   ----------
$3,024       $3,892      $2,953      $7,131      $7,532      $10,929      $18,698      $39,860
======       ======      ======      ======      ======      =======      =======      =======

Due to the Fund's acquisition of Morgan Stanley Dean Witter World Wide Income Trust, utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, significantly reducing the total carryover available.

As of October 31, 2001, the Fund had temporary book/tax differences primarily attributable to interest on bonds in default and permanent book/tax differences primarily attributable to foreign currency losses and expired capital loss carryovers. To reflect reclassifications arising from the permanent differences, dividends in excess of net investment income was charged $21,005,065, paid-in-capital was charged $10,977,160 and accumulated net realized loss was charged $31,982,295.

7. PURPOSE OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into interest rate futures contracts ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities or in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 2001, there were outstanding forward and futures contracts.

MORGAN STANLEY DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

8. ACQUISITION OF MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

On April 9, 2001, the Fund acquired all the net assets of World Wide based on the respective valuations as of the close of business on April 6, 2001 pursuant to a plan of reorganization approved by the shareholders of World Wide on March 27, 2001. The acquisition was accomplished by a tax-free exchange of 3,638,880 Class A shares of the Fund at a net asset value of $6.46 per share for 3,198,254 shares of World Wide; 6,442,147 Class B shares of the Fund at a net asset value of $6.46 per share for 5,654,385 Class B shares of World Wide; 148,730 Class C shares of the Fund at a net asset value of $6.45 per share for 130,518 Class C shares of World Wide; and 1,113,962 Class D shares of the Fund at a net asset value of $6.47 per share for 977,929 Class D shares of World Wide. The net assets of the Fund and World Wide immediately before the acquisition were $531,425,562 and $73,301,536, respectively, including unrealized depreciation of $7,266,202 for World Wide. Immediately after the acquisition, the combined net assets of the Fund amounted to $604,727,098.

9. CHANGE IN ACCOUNTING POLICY

Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in an adjustment to cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

MORGAN STANLEY DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                   FOR THE PERIOD
                                                                    FOR THE YEAR ENDED OCTOBER 31,                 JULY 28, 1997*
                                                      ---------------------------------------------------------        THROUGH
                                                        2001              2000           1999           1998      OCTOBER 31, 1997
                                                     ----------        ----------     ----------      ---------   -----------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period .............     $ 6.97            $ 8.16         $ 9.01         $ 9.46          $ 9.40
                                                       ------            ------         ------         ------          ------
Income (loss) from investment operations:
 Net investment income ...........................       0.56              0.72           0.74           0.74            0.22
 Net realized and unrealized gain (loss) .........      (0.88)            (1.23)         (0.87)         (0.46)           0.04
                                                       ------            ------         ------         ------          ------
Total income (loss) from investment operations....      (0.32)            (0.51)         (0.13)          0.28            0.26
                                                       ------            ------         ------         ------          ------
Less dividends and distributions from:
 Net investment income ...........................      (0.32)            (0.62)         (0.63)         (0.70)          (0.20)
 Paid-in-capital .................................      (0.23)            (0.06)         (0.09)         (0.03)             --
                                                       ------            ------         ------         ------          ------
Total dividends and distributions ................      (0.55)            (0.68)         (0.72)         (0.73)          (0.20)
                                                       ------            ------         ------         ------          ------
Net asset value, end of period ...................     $ 6.10            $ 6.97         $ 8.16         $ 9.01          $ 9.46
                                                       ======            ======         ======         ======          ======
TOTAL RETURN+ ....................................      (4.62)%           (6.66)%        (1.61)%         2.86%           2.74%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .........................................       0.76%(3)(4)       0.73%(3)       0.72%(3)       0.77%(3)        0.85%(2)
Net investment income ............................       8.78%(3)(4)       9.28%(3)       8.56%(3)       7.94%(3)        8.98%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..........    $29,769           $13,318        $21,828        $15,130          $4,933
Portfolio turnover rate ..........................        110%               40%            71%           130%            104%

------------
*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 0.78% and 8.76%, respectively.

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS CONTINUED


                                                                           FOR THE YEAR ENDED OCTOBER 31,
                                                      --------------------------------------------------------------------------
                                                         2001             2000           1999             1998           1997*
                                                      ----------       ----------     ----------       ----------     ----------
CLASS B SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period .............      $ 6.98           $ 8.16         $ 9.01           $ 9.46         $ 9.78
                                                        ------           ------         ------           ------         ------
Income (loss) from investment operations:
 Net investment income ...........................        0.53             0.67           0.68             0.68           0.74
 Net realized and unrealized loss ................       (0.90)           (1.22)         (0.87)           (0.46)         (0.15)
                                                        ------           ------         ------           ------         ------
Total income (loss) from investment operations....       (0.37)           (0.55)         (0.19)            0.22           0.59
                                                        ------           ------         ------           ------         ------
Less dividends and distributions from:
 Net investment income ...........................       (0.30)           (0.58)         (0.58)           (0.65)         (0.91)
 Paid-in-capital .................................       (0.21)           (0.05)         (0.08)           (0.02)            --
                                                        ------           ------         ------           ------         ------
Total dividends and distributions ................       (0.51)           (0.63)         (0.66)           (0.67)         (0.91)
                                                        ------           ------         ------           ------         ------
Net asset value, end of period ...................      $ 6.10           $ 6.98         $ 8.16           $ 9.01          $ 9.46
                                                        ======           ======         ======           ======          ======
TOTAL RETURN+ ....................................       (5.37)%          (7.24)%        (2.14)%           2.23%          6.46%

RATIOS TO AVERAGE NET ASSETS:
Expenses .........................................        1.41%            1.38%          1.38%            1.38%(1)       1.40%
Net investment income ............................        8.13%            8.63%          7.90%            7.33%(1)       7.90%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..........    $454,883         $565,493       $859,553       $1,024,021       $915,899
Portfolio turnover rate ..........................         110%              40%            71%             130%           104%

------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.
(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 1.43% and 8.11%, respectively.

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS CONTINUED

                                                                                                             FOR THE PERIOD
                                                            FOR THE YEAR ENDED OCTOBER 31,                   JULY 28, 1997*
                                                     -------------------------------------------------          THROUGH
                                                        2001         2000         1999         1998         OCTOBER 31, 1997
                                                     ----------   ----------   ----------   ----------    --------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............      $ 6.97       $ 8.15       $ 9.00       $ 9.45            $ 9.40
                                                       ------       ------       ------       ------            ------
Income (loss) from investment operations:
 Net investment income ..........................        0.53         0.67         0.68         0.68              0.20
 Net realized and unrealized gain (loss) ........       (0.90)       (1.22)       (0.87)       (0.46)             0.04
                                                       ------       ------       ------       ------            ------
Total income (loss) from investment operations...       (0.37)       (0.55)       (0.19)        0.22              0.24
                                                       ------       ------       ------       ------            ------

Less dividends and distributions from:
 Net investment income ..........................       (0.30)       (0.58)       (0.58)       (0.65)            (0.19)
 Paid-in-capital ................................       (0.21)       (0.05)       (0.08)       (0.02)               --
                                                       ------       ------       ------       ------            ------
Total dividends and distributions ...............       (0.51)       (0.63)       (0.66)       (0.67)            (0.19)
                                                       ------       ------       ------       ------            ------
Net asset value, end of period ..................      $ 6.09       $ 6.97       $ 8.15       $ 9.00            $ 9.45
                                                       ======       ======       ======       ======            ======
Total Return+ ...................................       (5.38)%      (7.12)%      (2.25)%       2.26%             2.52%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................        1.35%        1.38%        1.38%        1.38%(3)          1.44%(2)
Net investment income ...........................        8.19%        8.63%        7.90%        7.33%(3)          8.17%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........     $12,754      $14,313      $19,450      $15,659            $3,773
Portfolio turnover rate .........................         110%          40%          71%         130%              104%

------------
*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 1.37% and 8.17%, respectively.

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS CONTINUED


                                                                                                                 FOR THE PERIOD
                                                                     FOR THE YEAR ENDED OCTOBER 31,              JULY 28, 1997*
                                                    --------------------------------------------------------        THROUGH
                                                       2001             2000          1999           1998       OCTOBER 31, 1997
                                                    ----------       ----------    ----------     ----------   ------------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period .............    $ 6.99           $ 8.15        $ 9.00         $ 9.45           $ 9.40
                                                      ------           ------        ------         ------           ------
Income (loss) from investment operations:
 Net investment income ...........................      0.56             0.72          0.76           0.76             0.23
 Net realized and unrealized gain (loss) .........     (0.87)           (1.19)        (0.88)         (0.46)            0.02
                                                      ------           ------        ------         ------           ------
Total income (loss) from investment operations....     (0.31)           (0.47)        (0.12)          0.30             0.25
                                                      ------           ------        ------         ------           ------
Less dividends and distributions from:
 Net investment income ...........................     (0.33)           (0.63)        (0.64)         (0.72)           (0.20)
 Paid-in-capital .................................     (0.24)           (0.06)        (0.09)         (0.03)              --
                                                      ------           ------        ------         ------           ------
Total dividends and distributions ................     (0.57)           (0.69)        (0.73)         (0.75)           (0.20)
                                                      ------           ------        ------         ------           ------
Net asset value, end of period ...................    $ 6.11           $ 6.99        $ 8.15         $ 9.00           $ 9.45
                                                      ======           ======        ======         ======           ======
TOTAL RETURN+ ....................................     (4.56)%          (6.20)%       (1.42)%         3.21%            2.69%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .........................................      0.56%(3)(4)      0.53%(3)      0.53%(3)       0.53%(3)         0.59%(2)
Net investment income ............................      8.98%(3)(4)      9.48%(3)      8.75%(3)       8.18%(3)         9.26%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..........    $7,049           $1,493        $1,046           $740              $99
Portfolio turnover rate ..........................       110%              40%           71%           130%             104%

------------
*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 0.58% and 8.96%, respectively.

                       See Notes to Financial Statements

MORGAN STANLEY DIVERSIFIED INCOME TRUST
INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MORGAN STANLEY DIVERSIFIED INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Diversified Income Trust (the "Fund"), formerly Morgan Stanley Dean Witter Diversified Income Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Diversified Income Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 12, 2001

--------------------------------------------------------------------------------
                      2001 Federal Tax Notice (unaudited)

     Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2001, 9.03% was attributable to qualifying
     Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.
--------------------------------------------------------------------------------

                     MORGAN STANLEY DIVERSIFIED INCOME TRUST

                            PART C OTHER INFORMATION

Item 23.  Exhibits
--------  --------

1(a). Declaration of Trust of the Registrant, dated December 18, 1991, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 25, 1996.

1(b). Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on July 14, 1997.

1(c). Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 28, 1998.

1(d). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, filed herein.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 31, 2000.

3.        Not Applicable.

4. Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 28, 1998.

5(a). Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 28, 1998.

5(b). Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on December 30, 1993.

5(c). Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 28, 1998.

6. Second Amended and Restated Retirement Plan for Non-Interested Directors or Trustees, dated May 8, 1997, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 31, 2000.

7(a). Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 25, 1996.

7(b). Amendment to the Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on December 24, 1996.

7(c). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, filed herein.

7(d). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, filed herein.

8(a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on October 27, 2000.

8(b). Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on August 31, 1999.

9. Opinion of Sheldon Curtis, Esq., dated February 27, 1992, is incorporated by reference to Exhibit 10 of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 28, 1992, and Exhibit 9 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 31, 2000.

10.       Consent of Independent Auditors, filed herein.

11.       Not Applicable.

12.       Not Applicable.

13. Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on July 14, 1997.

14. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated March 12, 2001, filed herein.

15.       Not Applicable.

16(a). Code of Ethics of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, filed herein.

16(b).    Code of Ethics of the Morgan Stanley Funds, filed herein.

Other Powers of Attorney are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on December 22, 1994, Exhibit (Other) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 6, 1998 and Exhibit Other of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 27, 2000.

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
             ------------------------------------------------------------

             None

ITEM 25.     INDEMNIFICATION.
             ----------------

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
             ----------------------------------------------------

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

         THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:
         ---------------------------------------

MORGAN STANLEY FUNDS
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza
Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY INVESTMENT ADVISORS
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
     ("MORGAN STANLEY & CO. INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")

Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          ----------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer          Investment Management; Chairman, Chief Executive
and Director                                Officer and Director of Morgan Stanley Distributors and Morgan
                                            Stanley Trust; President, Chief Executive Officer and Director of Morgan
                                            Stanley Services; President of the Morgan Stanley Funds; Executive Vice
                                            President and Director of Morgan Stanley DW; Director of Morgan Stanley
                                            Investment Management Inc.; Member of the Executive Committee of Morgan
                                            Stanley Investments LP; Director of various Morgan Stanley subsidiaries;
                                            Trustee of various Van Kampen investment companies.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley
Managing Director,                          Investment Management; Managing Director, Secretary,
Secretary and Director                      and Director of Morgan Stanley Services;
                                            Vice President and Secretary of Morgan Stanley Distributors; Vice President,
                                            Secretary and General Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                         Managing Director and General Counsel of Morgan Stanley
Managing Director and                       Services; Vice President and Assistant Secretary of the
General Counsel                             Morgan Stanley Funds.

NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          ----------------------------------------------------------
Joseph J. McAlinden                         Chief Investment Officer and Managing Director of Morgan
Managing Director and                       Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                    and Managing Director of Morgan Stanley Investments LP; Director of
                                            Morgan Stanley Trust.

Barton M. Biggs                             Chairman, Senior Advisor, Managing Director and Director
Managing Director                           of Morgan Stanley Investment Management Inc. and Managing
And Senior Advisor                          Director of Morgan Stanley Investments LP.

Thomas L. Bennett                           Managing Director and Director of Morgan Stanley Investment
Managing Director                           Management Inc.; Director of the Universal Institutional Funds;
                                            Managing Director and Executive Committee member of Morgan Stanley
                                            Investments LP; Chairman of Morgan Stanley Institutional Fund Trust;
                                            Director of Morgan Stanley Distribution, Inc.

Ronald E. Robison                           Managing Director, Chief Administrative Officer and
Managing Director,                          and Director of Morgan Stanley Services and Chief Executive
Chief Administrative Officer and            Officer and Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management
Managing Director                           Inc., Morgan Stanley Investments LP and Morgan Stanley Dean Witter Investment
                                            Management Ltd.; Vice President and Investment Manager of
                                            Morgan Stanley & Co. International.

Rajesh K. Gupta                             Managing Director and Chief Administrative Officer-
Managing Director and                       Investments of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-               and Morgan Stanley Investments LP.
Investments

Robert S. Giambrone                         Executive Director of Morgan Stanley Services, Morgan
Executive Director                          Stanley Distributors and Morgan Stanley Trust; Director of Morgan
                                            Stanley Trust.

John B. Kemp, III                           President of Morgan Stanley Distributors.
Executive Director

ITEM 27.    PRINCIPAL UNDERWRITERS
            ----------------------

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Institutional Money Trust
(4)      Active Assets Money Trust
(5)      Active Assets Premier Money Trust
(6)      Active Assets Tax-Free Trust
(7)      Morgan Stanley 21st Century Trend Fund
(8)      Morgan Stanley Aggressive Equity Fund
(9)      Morgan Stanley All Star Growth Fund

(10)     Morgan Stanley American Opportunities Fund
(11)     Morgan Stanley Balanced Growth Fund
(12)     Morgan Stanley Balanced Income Fund
(13)     Morgan Stanley California Tax-Free Daily Income Trust
(14)     Morgan Stanley California Tax-Free Income Fund
(15)     Morgan Stanley Capital Growth Securities
(16)     Morgan Stanley Competitive Edge Fund, "Best Ideas Portfolio"
(17)     Morgan Stanley Convertible Securities Trust
(18)     Morgan Stanley Developing Growth Securities Trust
(19)     Morgan Stanley Diversified Income Trust
(20)     Morgan Stanley Dividend Growth Securities Inc.
(21)     Morgan Stanley Equity Fund
(22)     Morgan Stanley European Growth Fund Inc.
(23)     Morgan Stanley Federal Securities Trust
(24)     Morgan Stanley Financial Services Trust
(25)     Morgan Stanley Fund of Funds
(26)     Morgan Stanley Global Dividend Growth Securities
(27)     Morgan Stanley Global Utilities Fund
(28)     Morgan Stanley Growth Fund
(29)     Morgan Stanley Hawaii Municipal Trust
(30)     Morgan Stanley Health Sciences Trust
(31)     Morgan Stanley High Yield Securities Inc.
(32)     Morgan Stanley Income Builder Fund
(33)     Morgan Stanley Information Fund
(34)     Morgan Stanley Intermediate Income Securities
(35)     Morgan Stanley International Fund
(36)     Morgan Stanley International SmallCap Fund
(37)     Morgan Stanley International Value Equity Fund
(38)     Morgan Stanley Japan Fund
(39)     Morgan Stanley KLD Social Index Fund
(40)     Morgan Stanley Latin American Growth Fund
(41)     Morgan Stanley Limited Duration Fund
(42)     Morgan Stanley Limited Term Municipal Trust
(43)     Morgan Stanley Liquid Asset Fund Inc.
(44)     Morgan Stanley Market Leader Trust
(45)     Morgan Stanley Mid-Cap Equity Trust
(46)     Morgan Stanley Mid-Cap Value Fund
(47)     Morgan Stanley Multi-State Municipal Series Trust
(48)     Morgan Stanley Nasdaq-100 Index Fund
(49)     Morgan Stanley Natural Resource Development Securities Inc.
(50)     Morgan Stanley New Discoveries Fund
(51)     Morgan Stanley New York Municipal Money Market Trust
(52)     Morgan Stanley New York Tax-Free Income Fund
(53)     Morgan Stanley Next Generation Trust
(54)     Morgan Stanley North American Government Income Trust
(55)     Morgan Stanley Pacific Growth Fund Inc.
(56)     Morgan Stanley Prime Income Trust
(57)     Morgan Stanley Real Estate Fund
(58)     Morgan Stanley S&P 500 Index Fund
(59)     Morgan Stanley S&P 500 Select Fund
(60)     Morgan Stanley Short-Term U.S. Treasury Trust
(61)     Morgan Stanley Small Cap Growth Fund

(62)     Morgan Stanley Special Value Fund
(63)     Morgan Stanley Strategist Fund
(64)     Morgan Stanley Tax-Exempt Securities Trust
(65)     Morgan Stanley Tax-Free Daily Income Trust
(66)     Morgan Stanley Tax-Managed Growth Fund
(67)     Morgan Stanley Technology Fund
(68)     Morgan Stanley Total Market Index Fund
(69)     Morgan Stanley Total Return Trust
(70)     Morgan Stanley U.S. Government Money Market Trust
(71)     Morgan Stanley U.S. Government Securities Trust
(72)     Morgan Stanley Utilities Fund
(73)     Morgan Stanley Value-Added Market Series
(74)     Morgan Stanley Value Fund
(75)     Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                     POSITIONS AND OFFICE WITH MORGAN STANLEY DISTRIBUTORS
----                     -----------------------------------------------------

James F. Higgins         Director

Philip J. Purcell        Director

John Schaeffer           Director

Charles Vadala           Senior Vice President and Financial Principal.

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS
             --------------------------------

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29.     MANAGEMENT SERVICES
             -------------------

     Registrant is not a party to any such management-related service contract.

ITEM 30.     UNDERTAKINGS
             ------------

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of December, 2001.

                                 MORGAN STANLEY DIVERSIFIED INCOME TRUST

                                 By: /s/ Barry Fink
                                    --------------------------
                                    Barry Fink
                                    Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURES                                  TITLE                                       DATE
         ----------                                  -----                                       ----

(1) Principal Executive Officer                      Chief Executive Officer,
                                                     Trustee and Chairman                      12/28/01

By: /s/ Charles A. Fiumefreddo
    -------------------------------------
     Charles A. Fiumefreddo

(2) Principal Financial Officer                      Treasurer and Principal
                                                     Accounting Officer

By: /s/ Thomas F. Caloia                                                                       12/28/01
    -------------------------------------
     Thomas F. Caloia

(3) Majority of the Trustees

      Charles A. Fiumefreddo (Chairman)
      Philip J. Purcell
      James F. Higgins

By: /s/ Barry Fink                                                                             12/28/01
    -------------------------------------
      Barry Fink
      Attorney-in-Fact

      Michael Bozic                 Manuel H. Johnson
      Edwin J. Garn                 Michael E. Nugent
      Wayne E. Hedien               John L. Schroeder

By: /s/ David M. Butowsky                                                                      12/28/01
    -------------------------------------
      David M. Butowsky
      Attorney-in-Fact

                     MORGAN STANLEY DIVERSIFIED INCOME TRUST

                                  EXHIBIT INDEX

1(d).     Amendment to the Declaration of Trust of the Registrant, dated June
          18, 2001

7(c).     Amendment dated June 15, 2001 to the Custody Agreement of the
          Registrant

7(d). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001

10.       Consent of Independent Auditors

14. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated March 12, 2001

16(a). Code of Ethics of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities

16(b).    Code of Ethics of the Morgan Stanley Funds

                                        1